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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Vyyo Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 10, 2007

To our stockholders:

        The 2007 annual meeting of stockholders of Vyyo Inc., a Delaware corporation ("us," "we" or "our"), will be held at the New York City offices of our corporate counsel, Skadden, Arps, Slate, Meagher & Flom LLP, located at Four Times Square, New York, New York 10036, on Thursday, May 10, 2007, at 1:00 p.m., Eastern Standard Time (the "Annual Meeting").

        At the Annual Meeting, you will be asked to consider and vote upon the following matters:

        1.     Election of Directors.    The election of three Class I directors to our board of directors, each to serve until the 2010 annual meeting of stockholders or until his respective successor has been elected and qualified;

        2.     Certificate of Incorporation.    The approval of our Fifth Amended and Restated Certificate of Incorporation to increase the maximum size of our board of directors from 10 to 12 directors;

        3.     Equity Incentive Plan.    The approval of our Fourth Amended and Restated 2000 Employee and Consultant Equity Incentive Plan to increase the number of shares reserved for issuance thereunder and to increase the number of shares reserved for issuance under the plan's "evergreen" provisions;

        4.     Ratification of Appointment of Accounting Firm.    The ratification of the appointment of Kesselman & Kesselman CPAs (Isr.), a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2007; and

        5.     Other Business.    The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

        These items of business are more fully described in the attached Proxy Statement. You may vote at the Annual Meeting if you were a stockholder of record at the close of business on April 2, 2007. Our proxy statement and the enclosed proxy card are being sent to stockholders on and after April 20, 2007.

By Order of the board of directors

Davidi Gilo, Chairman of the Board

        Whether or not you plan to attend the Annual Meeting in person, please cast your vote by completing, dating, signing and promptly returning the enclosed proxy card in the enclosed postage-prepaid envelope before the Annual Meeting so that your shares will be represented at the Annual Meeting.

VYYO INC.
6625 The Corners Parkway
Suite 100
Norcross, Georgia 30092

PROXY STATEMENT
April 20, 2007

Time and Place of Meeting

        You are invited to attend the 2007 annual meeting of stockholders of Vyyo Inc. ("us," "we" or "our") that will be held on Thursday, May 10, 2007 at 1:00 p.m., Eastern Standard Time (the "Annual Meeting"), at the New York City offices of our corporate counsel, Skadden, Arps, Slate, Meagher & Flom LLP, located at Four Times Square, New York, New York 10036 or any adjournment or postponement of the Annual Meeting. This proxy statement and the accompanying form of proxy card are being furnished to you on and after April 20, 2007, in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting. Our Annual Report for the 2006 fiscal year is enclosed with this proxy statement.

Purpose of Meeting

        The purpose of the Annual Meeting is to consider and vote upon (a) the election of three Class I directors to our board of directors, (b) the approval of our Fifth Amended and Restated Certificate of Incorporation to increase the maximum size of our board of directors from 10 to 12 directors, (c) the approval of our Fourth Amended and Restated 2000 Employee and Consultant Equity Incentive Plan to increase the number of shares reserved for issuance thereunder and to increase the number of shares reserved for issuance under the plan's "evergreen" provisions, and (d) the ratification of the appointment of Kesselman & Kesselman CPAs (Isr.), a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2007.

How to Vote Your Shares

        You may vote at the Annual Meeting or by proxy if you were a stockholder of record of our common stock on April 2, 2007. You are entitled to one vote per share of our common stock that you own on each matter presented at the Annual Meeting. You do not have the right to cumulate your votes in the election of directors. As of April 2, 2007, there were 18,400,369 shares of our common stock issued and outstanding.

        Your shares will be voted at the Annual Meeting if you properly sign and return to us the enclosed proxy. If you specify a choice, your shares will be voted as specified. If you do not specify a choice, your shares will be voted FOR the election of each nominee for Class I directors, FOR approval of our Fifth Amended and Restated Certificate of Incorporation to increase the maximum size of our board of directors, FOR approval of our Fourth Amended and Restated 2000 Employee and Consultant Equity Incentive Plan to increase the number of shares reserved for issuance thereunder and to increase the number of shares reserved for issuance under the plan's "evergreen" provisions and FOR the ratification of the appointment of Kesselman & Kesselman CPAs (Isr.), a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2007. If other matters are presented at the Annual Meeting, the individuals named in the enclosed proxy will vote your shares on those matters in their discretion. As of the date of this proxy statement, we do not know of any other matters to be considered at the Annual Meeting.

Revocability of Proxy

        You may revoke your proxy at any time before it is exercised by:

  •
  delivering written notice to our Corporate Secretary; or

  •
  attending and voting at the Annual Meeting.

        Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a letter from your broker, bank or other nominee confirming your beneficial ownership of the shares and that the broker, bank or other nominee is not voting your shares at the Annual Meeting.

Who Will Solicit Proxies

        Our directors, officers and employees will initially solicit proxies by mail. These individuals also may solicit proxies in person, by telephone or by other means, but they will not receive any additional compensation for these efforts. Nominees, trustees and other fiduciaries who hold stock on behalf of beneficial owners of our common stock may communicate with the beneficial owners by mail or otherwise and may forward proxy materials to and solicit proxies from the beneficial owners. We will pay all costs of solicitation of proxies. We have engaged The Altman Group at an estimated cost of $1,000, plus expenses, to assist in distribution of these materials.

Required Vote and Quorum

        Election of Directors.    The affirmative vote of a plurality of the issued and outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect directors.

        Fifth Amended and Restated Certificate of Incorporation.    The affirmative vote of a majority of the issued and outstanding shares of common stock is required to approve Proposal No. 2.

        Fourth Amended and Restated 2000 Employee and Consultant Equity Incentive Plan.    The affirmative vote of a majority of the issued and outstanding shares of common stock is required to approve Proposal No. 3.

        Ratification of Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the issued and outstanding shares of common stock is required to approve Proposal No. 4.

        An automated system administered by our transfer agent tabulates stockholder votes. Abstentions with respect to any matter other than the election of directors (Proposal No. 1) will be treated as shares present or represented by proxy and entitled to vote on that matter and will thus have the same effect as negative votes. If shares are not voted by the bank, broker or other financial institution which is the record holder of the shares but who does not receive voting instructions from the beneficial owners of those shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares, or "broker non-votes," are deemed not to be entitled to vote on the matter and accordingly are not counted for purposes of determining whether stockholder approval of that matter has been obtained with respect to Proposals Nos. 3 and 4 and would have the same effect as negative votes for Proposal No. 2.

        A majority of the shares entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting to constitute a quorum. If you submit a proxy or attend the meeting in person, your shares will be counted toward the quorum, even if you abstain from voting on some or all of the matters introduced at the Annual Meeting. Broker non-votes also count for quorum purposes. Abstentions and broker non-votes are each included in determining the number of shares present and voting at the Annual Meeting for purposes of determining the presence or absence of a quorum, and each is tabulated separately.

Adjournment of Annual Meeting

        If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Our board of directors presently consists of 10 members, and is divided into three classes, as nearly as equal as possible, with the term of office of each class ending in successive years. The terms of office of directors in Class II (Margaret A. Bellville, Lewis S. Broad and Neill H. Brownstein) will expire at the annual meeting of stockholders held in 2008. The terms of office of directors in Class III (Ronn Benatoff, Samuel L. Kaplan and Alan L. Zimmerman) will expire at the annual meeting of stockholders held in 2009. The terms of office of directors currently in Class I (James A. Chiddix, Avraham Fischer, Davidi Gilo and John P. Griffin) will expire at the Annual Meeting.

        At the Annual Meeting, you will be asked to elect Messrs. Chiddix, Fischer and Gilo, each of whom will serve a three-year term until the annual meeting of stockholders to be held in 2010, or until a successor is elected or appointed and qualified or until the director's earlier resignation or removal. Mr. Griffin is retiring from our board of directors following the Annual Meeting, and the seat previously held by Mr. Griffin will remain vacant until filled in accordance with our bylaws.

        The persons named in the enclosed proxy card intend to vote FOR the three nominees named below for election to our board of directors unless authority to vote for any such nominee is withheld. Each nominee is currently a director and is willing to be elected and serve as director. If a nominee is unable to serve or is otherwise unavailable for election, which we do not anticipate, the incumbent board of directors may or may not select a substitute nominee. If a substitute nominee is selected, your proxy will be voted for the person so selected. If a substitute nominee is not selected, your proxy will be voted for the election of the remaining nominees. No proxy will be voted for a greater number of persons than the number of nominees named above.

        The affirmative vote of the holders of a plurality of the issued and outstanding shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 1 is required for approval of Proposal No. 1.

Your Board of Directors Recommends that You Vote
FOR the Election of All Nominees for Directors

DIRECTORS AND EXECUTIVE OFFICERS

Nominees to Serve Until Annual Meeting of Stockholders in 2010

        James A. (Jim) Chiddix (age 61) has served as Vice Chairman of our board of directors since March 21, 2007. From 2004 until March 2007, Mr. Chiddix served as chairman and chief executive officer of OpenTV Corp., a provider of software solutions for the delivery of digital and interactive television. Mr. Chiddix continues to serve as a director of OpenTV. From 2001 to 2004, Mr. Chiddix was president of Mystro TV, a business and technology development division of Time Warner Inc.

Mr. Chiddix served as chief technical officer at Time Warner Cable from 1998 to 2001 and senior vice president, engineering and technology from 1986 to 1998. Before joining Time Warner's corporate office, Mr. Chiddix held a variety of engineering and operating positions with two Hawaiian cable companies which were acquired by Time Warner's antecedent, American Television & Communications Corporation. Mr. Chiddix was inducted into the Cable Pioneers in 1991. In 1994, Mr. Chiddix and his Time Warner Cable engineering team won an Emmy® Award for their work on hybrid fiber/coax architecture. Mr. Chiddix's other cable industry awards include being named 1989 "Man of the Year" by CED Magazine, and the National Cable Television Association's (NCTA) 1983 Vanguard Award for work on the introduction of addressable converters and NCTA's 1991 "President's Award" for his fiber work. Mr. Chiddix has served with numerous cable industry associations and governmental boards, including the Computer Science and Telecommunications Board (an arm of the National Research Council), The Cable Center and Museum in Denver and The Society of Cable Television Engineers. In addition to OpenTV, Mr. Chiddix currently serves on the board of directors of Symmetricom, Inc.

        Avraham Fischer (age 50) has been a member of our board of directors since 1996. Mr. Fischer is co-managing partner of Fischer Behar Chen Well Orion & Co., a law firm located in Tel Aviv, Israel, where he has served since 1982. Mr. Fischer is deputy chairman of IDB Holding Corporation Ltd., Israel's largest holding company, and co-chief executive officer of Clal Industries and Investments Ltd., one of IDB's two principal subsidiaries focused on the hi-tech, bio-tech, real estate and trade sectors. Mr. Fischer is also the co-founder and vice-chairman of Ganden Holdings Ltd., a holding company that has a controlling interest in IDB Holdings, and a co-founder and co-chairman of Ganden Tourism and Aviation Ltd., Israel's second largest tourism and aviation group. Mr. Fischer is a member of the board of directors of IDB Holding Corporation Ltd. (TASE: IDBH); Discount Investment Corporation Ltd. (TASE: DISI); Makhteshim-Agan Industries Ltd. (TASE: MAIN); Koor Industries Ltd. (NASDAQ and TASE: KOR); Clal Industries and Investments Ltd. (TASE: CII) and other privately-held corporations. Mr. Fischer is a founder and board member of Matan, a non-profit organization dedicated to supporting programs that improve the conditions and prospects of people in need. Mr. Fischer earned his degree in law from the Tel Aviv University and is a Lieutenant Colonel (Res.) in the Israel Defense Forces.

        Davidi Gilo (age 50) has served as our Chairman of our board of directors since 1996. Mr. Gilo served as our Chief Executive Officer from October 2001 until March 2007 and from April 1999 until October 2000. Mr. Gilo also served as our Interim Chief Financial Officer from October 2001 until August 2002. From October 1998 until November 1999, Mr. Gilo served as chairman of the board of directors of DSP Communications, Inc., a developer of chip sets for wireless personal communication applications, and from June 1999 until November 1999, he served as DSP Communications' chief executive officer. Mr. Gilo also served as the chairman of the board of directors of DSP Communications from its founding in 1987 through November 1999. Mr. Gilo served as chairman of the board of directors of Zen Research N.V., a developer of technology and intellectual property for use in CD and DVD optical storage devices, between 1995 and 1999, and served as Zen Research plc's chairman from April 2000 to October 2003. Between 1987 and 1993, Mr. Gilo was president and chief executive officer of DSP Group, Inc., and he served as chairman of the board of directors of DSP Group from 1987 until 1995. Mr. Gilo is a director of Arcadian Networks, Inc. and OrNim Inc., both privately-held companies.

Directors to Serve Until Annual Meeting of Stockholders in 2008

        Margaret A. Bellville (age 53) has been a member of our board of directors since November 2006. Since 2004, Ms. Bellville has been a partner at CarterBaldwin, a national executive search services firm. From 2002 to 2004, Ms. Bellville served as chief operating officer and executive vice president of Charter Communications, a broadband communications company (NASDAQ: CHTR). From 2001 to 2002, Ms. Bellville was president and chief operating officer of Incanta, Inc., a technology-based streaming content business based in Atlanta, Georgia. Ms. Bellville also served in various capacities at Cox Communications from 1995 to 2001, last serving as executive vice president of operations from 1999 to 2001.

        Lewis S. Broad (age 49) has been a member of our board of directors since 1999. From May 2000 until December 2002, Mr. Broad served as chief executive officer of Portfab LLC, a manufacturer of heating enclosures. Prior to November 1999, and since December 2002, Mr. Broad has been self employed as a private investor. From January 1996 until July 2004, Mr. Broad was a member of the board of directors of Vesta Corp., a company specializing in payment processing and fraud prevention for telephone and Internet transactions. From November 1994 until November 1999, Mr. Broad also served as a director of DSP Communications, Inc.

        Neill H. Brownstein (age 63) has been a member of our board of directors since 1999. Since July 2005, Mr. Brownstein has served as a founder of Footprint Ventures, a Cayman Island-based venture capital firm with operations in India, Israel and the United States. Mr. Brownstein is president of Neill H. Brownstein Corporation, a strategic investment management consulting firm that he founded in 1976. From June 1970 to January 1995, Mr. Brownstein was associated with Bessemer Securities Corporation and Bessemer Venture Partners, and during that period he served as a founding general partner of three affiliated venture capital funds. Mr. Brownstein also served on the board of directors of Giga Information Group from December 1995 until March 2003, when Giga Information Group was acquired by Forrester Research. From November 1994 until November 1999, Mr. Brownstein also served as a director of DSP Communications, Inc.

Directors to Serve Until Annual Meeting of Stockholders in 2009

        Ronn Benatoff (age 57) has been a member of our board of directors since July 2004. Mr. Benatoff is a long-time entrepreneur in international trade and since 2000 has served as the Managing Director—Israel for Syntek Capital A.G., an investment holding company based in Germany ("Syntek"). Mr. Benatoff has served as chairman of Italinvest Ltd. since 1999 and as a director of Xcitel Ltd. since 2003. Mr. Benatoff has been associated with Fideco SpA since 1990, and at various times served as its chairman of the board of directors and/or an executive of the company. From 2002 until 2004, Mr. Benatoff was a director with Adyoron Intelligent Systems Ltd., acting as chairman of the board from 2002 until mid-2003. Mr. Benatoff also was previously chief executive officer of Cifideco Ltd., a Hong Kong-based company with subsidiaries in Spain and Argentina. Mr. Benatoff was a member of the board of directors of Xtend Networks Ltd. from 2001 until 2004, when we acquired that company. In that acquisition, Syntek, a former shareholder of Xtend, was given the right, under certain conditions, to nominate one representative to our board of directors, and Mr. Benatoff has been so nominated. Mr. Benatoff is fluent in English, French, Hebrew, Italian and Spanish.

        Samuel L. Kaplan (age 70) has been a member of our board of directors since 1999. Mr. Kaplan has been a partner in the law firm of Kaplan, Strangis and Kaplan, P.A. of Minneapolis, Minnesota since October 1978. Mr. Kaplan is a director of Piper Jaffray Companies and Cambria Enterprises. Mr. Kaplan served as president of Banking Corporation of Florida from 2002 through 2006. From 1999 to 2004, Mr. Kaplan was a director of Associated Bank-Corp of Minnesota. From 1991 until June 1999, Mr. Kaplan also served as a director of DSP Group, Inc., a developer of telephony and speech compression components.

        Alan L. Zimmerman (age 64) has been a member of our board of directors since 1999. Since 1994, Mr. Zimmerman has served as co-chief executive officer and director of Law Finance Group, Inc., a provider of financing to law firms, parties engaged in legal proceedings and probate executors, heirs and trustees. Mr. Zimmerman also serves as a manager and/or director of several companies affiliated with Law Finance Group, Inc., including Law Finance Group Holdings, LLC; Law Investment Company, LLC; BZM, LLC; Firm Finance Company, LLC; Law Finance Limited; and LFG National

Capital, LLC. Mr. Zimmerman is a partner of Litigation Resource Counsel, LLP, a law firm located in San Francisco, California.

Current Executive Officers

        Wayne H. Davis (age 53) was named our Chief Executive Officer on March 21, 2007. Prior to joining us, Mr. Davis was with Charter Communications Inc. since 2001 and most recently served as executive vice president, engineering and chief technology officer. Prior to that time, Mr. Davis served in various capacities at Charter Communications, including vice president engineering, western division. From 1999 to January 2000, Mr. Davis was vice president of engineering at Comcast Corporation, serving as Comcast Corporation's engineering lead in managing the integration and upgrade of plant acquired from Jones Intercable Inc., into the Comcast network. Mr. Davis joined Jones Intercable, Inc., in 1989 and served until its acquisition by Comcast. While at Jones Intercable, Mr. Davis rose from fund engineering director for that company's Midwest systems to vice president, technical operations and group vice president, engineering.

        Avner Kol (age 54) has served as our Chief Operating Officer since November 2005. From February 2005 until November 2005, Mr. Kol served as site manager of our Norcross, Georgia operations and manager of our T1 business unit. From January 2000 until January 2005, Mr. Kol was general manager of Vyyo Ltd., our wholly-owned subsidiary based in Israel. From 1977 to 1999, Mr. Kol was vice president of operations for DSP Communications, Inc., which was acquired by Intel Corporation in 1999.

        Arik Levi (age 37) has served as our Chief Financial Officer since February 2003, and previously served as our Corporate Secretary from February 2006 until June 2006. Mr. Levi previously served as our interim Chief Financial Officer from November 2002 until his appointment in February 2003 to Chief Financial Officer. Mr. Levi first served as our Israeli controller from March 2000 until November 2001 and as our Vice President, Finance from November 2001 until November 2002. Prior to joining us, Mr. Levi was as an auditor at Kesselman & Kesselman CPAs (Isr.), a member of PricewaterhouseCoopers International Limited, and its predecessor accounting firm, from 1994 through March 2000.

        Tashia L. Rivard (age 37) has served as our General Counsel and Corporate Secretary since June 2006, and as our Deputy General Counsel from July 2005 until her appointment as General Counsel. Prior to joining us, Ms. Rivard was an attorney at Adaptec, Inc., a provider of storage solutions for data, practicing securities and general corporate law from January 2005 to July 2005. Prior to that time, Ms. Rivard practiced securities, mergers and acquisitions and general corporate law at Montgomery & Hansen LLP (formerly Montgomery Law Group, LLP) from November 2003 to December 2004; Brobeck, Phleger & Harrison, LLP in Palo Alto, California from May 2000 to December 2001; Warner Norcross & Judd LLP in Grand Rapids, Michigan from 1995 to April 2000 and from April 2002 to November 2003.

        Walter Ungerer (age 38) has served as our Vice President, Corporate Communications since November 2004, and is responsible for all of our investor, promotional marketing and media communications. Mr. Ungerer has over 10 years of experience managing finance, investor relations and communications within organizations that have earned recognition from Reuters, Frost and Sullivan and an Emmy Award from the National Academy of Television Arts and Sciences. Prior to joining Vyyo, Mr. Ungerer was director of investor relations at Concurrent Computer Corporation from 2001 until October 2004. Previously, Mr. Ungerer held various positions with Scientific-Atlanta, a Cisco company, which he joined in 1996 as assistant manager of structured trade finance, and he was promoted to manager of corporate treasury services and manager of investor relations before leaving the company in 2001. Previously, Mr. Ungerer spent four years in various finance related positions at Fortune 100 companies Eaton Corporation and Cooper Industries.

Former Executive Officers

        Amir Hochbaum (age 47) served as our General Manager of Research, Development and Production Operations in Israel from April 2005 to March 2007. Prior to joining us, Mr. Hochbaum spent a combined 20 years with Avaya Inc. (formerly Lucent, Madge Limited and Lannet S.A.) and ServiceSoft Corporation. As managing director and vice president, research and development for Avaya Israel from 2001 to 2005, Mr. Hochbaum led Avaya's remote office product development. In previous roles with Avaya and its predecessors, Mr. Hochbaum served as sales director and development director in a variety of projects. From 1985 to 1994, Mr. Hochbaum served in a variety of engineering, product development, product management and customer service management roles for ServiceSoft in Jerusalem and Massachusetts.

        Andrew P. Fradkin (age 49) served as our Corporate Secretary and General Counsel from 2002 through February 2006. Prior to joining us, Mr. Fradkin was secretary and general counsel of Zen Research plc (formerly LSE: ZEN) from its initial listing on the London Stock Exchange in 2000 through its return to private ownership in 2002. Mr. Fradkin was a partner in the New Jersey law firm Goldman, Jacobson, Kramer and Fradkin, where he specialized in business and tax matters. Earlier in his career he was a trial attorney with the Office of Chief Counsel, Internal Revenue Service in Chicago, Illinois.

Independence of Directors

        Pursuant to our governance principles, the board of directors annually considers whether a director or nominee has any relationship which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The board of directors has determined that each of our directors, former directors and nominees for director, other than Ms. Bellville and Messrs Chiddix, Fischer and Gilo, qualify as independent directors as defined by the Sarbanes-Oxley Act of 2002 and the National Association of Securities Dealers' (NASD) listing standards, including such definitions applicable to each committee of the board of directors upon which he or she serves or served.

        Determination of Mr. Benatoff's Independence.    In December 2005, we amended key provisions of our outstanding $6,500,000 promissory note payable to Syntek. We delivered the original $6,500,000 promissory note to Syntek in June 2004 in connection with our acquisition of Xtend Networks Ltd. Syntek, a former shareholder of Xtend Networks Ltd., owns more than 5% of our common stock, and has the right to nominate one member to our board of directors. Mr. Benatoff, the Syntek nominee, controls a Belgian company that owns an immaterial portion (approximately 0.2%) of Syntek. Mr. Benatoff is a member of Syntek's management board that makes investment decisions with respect to certain of Syntek's investments. Mr. Benatoff has disqualified himself from voting as a member of the Syntek management board on any matter related to Syntek's investment in our company. In addition, Mr. Benatoff does not vote on any matter related to Syntek as a member of our board of directors. Given that Mr. Benatoff has only an immaterial indirect interest in Syntek and that he does not vote on investment decisions related to Syntek's investment in our company, nor does he vote on any matter related to Syntek as a member of our board of directors, the board of directors has determined that the foregoing matters do not interfere with Mr. Benatoff's exercise of independent judgment in carrying out the responsibilities of a member of our board of directors.

Committees of the Board of Directors

        Our board of directors has three standing committees: the Compensation Committee, the Audit Committee and the Nominating Committee. All committees operate under written charters approved by our board of directors, which are available at our website at www.vyyo.com/Investors/Corporate Governance. We also will provide a copy of these charters to any stockholder upon request.

        Compensation Committee.    Our Compensation Committee designs, evaluates and recommends salaries, bonuses and other compensation of our executive officers, administers our stock-based compensation plans, makes recommendations to our board of directors regarding the grants of stock-based compensation awards under these plans and annually reviews our benefit programs. All stock-based compensation plans outstanding have been approved by our stockholders. Our Compensation Committee is comprised solely of independent directors as defined by the NASD listing standards. The Compensation Committee met 10 times during 2006. During 2006, our Compensation Committee was comprised of Messrs. Broad (Chairman) and Zimmerman. In March 2007, Samuel L. Kaplan became a member of our Compensation Committee.

        Audit Committee.    Our Audit Committee assists the full board of directors in its general oversight of our financial reporting, internal controls and audit functions, and is directly responsible for approval of related party transactions and the appointment, compensation and oversight of the work of our independent registered public accounting firm. Our Audit Committee is comprised solely of independent directors as defined by the Sarbanes-Oxley Act of 2002 and NASD listing standards. Our Audit Committee has a policy requiring it to pre-approve the audit and non-audit services performed by our independent registered public accounting firm. All services provided by the independent registered public accounting firm are either within general pre-approved limits or specifically approved by our Audit Committee. The general pre-approval limits are detailed as to each particular service and are limited by a specific dollar amount for each type of service per project. Our Audit Committee met 15 times during 2006. During 2006, our Audit Committee was comprised of Messrs. Brownstein (Chairman), Broad and Kaplan. Mr. Brownstein serves as our "audit committee financial expert," as defined by the Securities and Exchange Commission.

        Nominating Committee.    Our Nominating Committee is responsible for the identification and recommendation of individuals qualified to become members of our board of directors for each vacancy that occurs and for each election of directors at an annual meeting of stockholders and periodically reviews the size of our board of directors and recommends any changes to the full board of directors. Our Nominating Committee is comprised solely of independent directors as defined by the Sarbanes-Oxley Act of 2002 and NASD listing standards. Our Nominating Committee met twice in 2006. During 2006, our Nominating Committee was comprised of Messrs. Zimmerman (Chairman), Broad and Kaplan.

Consideration of Director Nominees

        Director Qualifications.    The goal of our Nominating Committee is to ensure that our board of directors possesses a variety of perspectives and skills derived from high-quality business and professional experience. The Nominating Committee seeks to achieve a balance of knowledge, experience and capability on our board of directors. To this end, the Nominating Committee seeks nominees with high professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, broad-based business acumen and the ability to think strategically. In addition, the Nominating Committee considers the level of the candidate's commitment to active participation as a director, both at board and committee meetings and otherwise. Although the Nominating Committee uses these and other criteria to evaluate potential nominees, it has no stated minimum criteria for nominees. When appropriate, the Nominating Committee may retain executive recruitment firms to assist in identifying suitable candidates. The Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. In 2006, we engaged CarterBaldwin, an executive search firm, to assist us in, among other things, identifying potential nominees to our board of directors who possess the qualities described above. Ms. Bellville, a director of our company, is a partner in CarterBaldwin. See "—Director Compensation" for a description of the fees paid to CarterBaldwin during 2006. Most of these fees related to search and placement for potential candidates for executive positions rather than potential members of our board of directors.

        Stockholder Nominees.    The Nominating Committee will consider director candidates recommended by stockholders. If a stockholder would like to recommend a director candidate for the next annual meeting of stockholders, the stockholder must deliver the recommendation to our Corporate Secretary at our principal executive offices no less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, if the next annual meeting of stockholders occurs on a date more than 30 days earlier or later than the anniversary of the prior year's annual meeting of stockholders, then the notice must be received no later than the close of business on the 10th day following the day on which notice of the date of annual meeting was mailed or public disclosure of the date of annual meeting was made, whichever first occurs. Recommendations for candidates should be accompanied by personal information about the candidate, including a list of the candidate's references, the candidate's resume or curriculum vitae and the other information required in the stockholder notice set forth in article II, section 4 of our bylaws. A stockholder recommending a candidate may be asked to submit additional information as may be necessary to satisfy the rules of the Securities and Exchange Commission or The Nasdaq Stock Market. If a stockholder's recommendation is received within the time period set forth above and the stockholder has met the criteria set forth above, the Nominating Committee will evaluate such candidate, along with the other candidates being evaluated by the Nominating Committee, in accordance with the committee's charter and will apply the criteria described under "—Director Qualifications" above.

Board and Annual Meeting Attendance

        During 2006, our board of directors held six meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors and meetings of committees on which they served during the year (during the periods that they served). We strongly encourage directors to attend our annual meeting of stockholders. Each of our directors attended the 2006 Annual Meeting of Stockholders (five in person and three telephonically).

Director Compensation

        Directors serving on our board of directors do not receive any cash compensation for their service. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of our board of directors and committees on which they may serve.

        Under our Third Amended and Restated 2000 Employee and Consultant Equity Incentive Plan (the "2000 Plan"), each non-employee director receives an initial option to purchase 25,000 shares of our common stock on the date on which he or she becomes a director, at the closing price of our common stock on the date of grant. These options have a 10-year term and vest in four equal annual installments on each of the first four anniversaries of the date of grant. Thereafter, on the date immediately following each annual meeting of our stockholders, each of our non-employee directors receives an annual stock option grant to purchase 7,500 shares of our common stock, provided such director has served on our board of directors for at least six months on such date. These options have a 10-year term and vest immediately upon the date of grant. Proposal No. 3 in this proxy statement seeks approval to change the date of the annual grant to non-employee directors from the date immediately following each annual meeting of our stockholders to the date of our annual meeting of stockholders.

        In addition, under the 2000 Plan, each non-employee director receives a quarterly option grant to purchase 3,125 shares of our common stock, other than the Chairman of our Audit Committee, who, given his additional responsibilities, receives a quarterly option grant to purchase 4,375 shares of our common stock.

        The following table sets forth information about the stock-based compensation earned by our non-employee directors during 2006.

Name(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Margaret A. Bellville	$4,086	$153,776	(3)	$157,862
Ronn Benatoff	$59,908	—		$59,908
Lewis S. Broad	$39,591	—		$39,591
Neill H. Brownstein	$49,534	—		$49,534
Avraham Fischer	$39,591	—		$39,591
John P. Griffin	$39,591	—		$39,591
Samuel L. Kaplan	$39,591	—		$39,591
Alan L. Zimmerman	$39,591	—		$39,591

(1)
Mr. Chiddix became a member of our board of directors on March 21, 2007; accordingly, he did not receive any director compensation in 2006.

(2)
Amounts shown in this column do not reflect the compensation actually received by the director. Instead, these amounts represent the compensation costs we recognized as an expense in 2006 for financial accounting purposes. The amounts shown exclude the effects of estimated forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2006 were determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standard No 123 (revised 2004) "Share-Based Payment" ("SFAS 123(R)"). For additional valuation assumptions, see Note 10 "Significant Accounting Policies—Employee Stock-Based Compensation" to our annual Consolidated Financial Statements for the year ended December 31, 2006. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the compensation expense that we recognize.

The following table shows the aggregate number of options held by each non-employee director as of December 31, 2006:

Name	Options Outstanding
Margaret A. Bellville	25,000
Ronn Benatoff	68,125
Lewis S. Broad	85,419
Neill H. Brownstein	104,585
Avraham Fischer	97,085
John P. Griffin	97,085
Samuel L. Kaplan	97,085
Alan L. Zimmerman	97,085

All of the listed options are fully vested, other than the 25,000 options granted to Ms. Bellville and 12,500 of the options granted to Mr. Benatoff (each related to the initial grant of options when these individuals joined our board of directors).

(3)
Ms. Bellville provides consulting services to us in her individual capacity for $2,000 per month. In addition, Ms. Bellville is a partner in CarterBaldwin, an executive search firm that has assisted us in the search for and placement of executives and members of our board of directors. In 2006, we were billed $149,776 for these executive searches and placements. Our relationship with CarterBaldwin began early in 2006, prior to Ms. Bellville joining our board of directors.

  Consulting Arrangement with James A. Chiddix, our new Vice Chairman of the Board of Directors

        On March 21, 2007, we entered into a Consulting Agreement with Mr. Chiddix pursuant to which Mr. Chiddix will receive $15,000 per month in exchange for providing certain services to us for on average 40 hours per month. Mr. Chiddix also was granted a stock option to purchase 250,000 shares of our common stock which vests in equal monthly installments over 48 months. The exercise price of the stock options is $6.31, the closing price of our common stock on March 21, 2007. The stock options granted to Mr. Chiddix may be accelerated upon the occurrence of specified events, including certain financing events, approval of our products in identified cable companies or upon a "Change of Control" (as defined in the Consulting Agreement), as follows:

        Financing Event.    If we are a party to a Financing Event (as defined in the Consulting Agreement, which does not include the financing we completed on March 28, 2007) on or before December 31, 2007, and it is determined that Mr. Chiddix contributed in a material way (as defined in the Consulting Agreement) to the Financing Event, then 30,000 of Mr. Chiddix's outstanding and unvested stock options will vest immediately.

        Spectrum Overlay.    If our Spectrum Overlay solution is approved by one of two identified cable companies which generates a required level of revenue and if Mr. Chiddix contributed in a material way to the completion of such orders, then (a) 30,000 of Mr. Chiddix's stock options will immediately vest, and (b) the remaining number of outstanding and unvested stock options held by Mr. Chiddix (other than the number of stock options that may vest monthly through December 31, 2008) would be eligible to immediately vest if we subsequently receive the required approval and revenue from the second identified cable company.

        Change of Control.    If we enter into a definitive agreement on or before December 31, 2008 which would result in a Change of Control (as defined in the Consulting Agreement), then the remaining number of outstanding and unvested stock options held by Mr. Chiddix will immediately vest as of the closing of the Change of Control.

Communication with our Board of Directors

        You may contact our board of directors by mail at the board of directors, Vyyo Inc., c/o Corporate Secretary, 6625 The Corners Parkway, Suite 100, Norcross, Georgia 30092. An employee will forward these letters directly to the board of directors. We reserve the right not to forward to the board of directors any abusive, threatening or otherwise inappropriate materials.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents certain information regarding the beneficial ownership of our common stock as of March 31, 2007 by: (a) each beneficial owner of 5% or more of our outstanding common stock; (b) each of our current directors; (c) each of our named executive officers; (d) Wayne H. Davis, our new Chief Executive Officer who joined us on March 21, 2007 and (e) all of our current directors and executive officers as a group.

        The percentage of beneficial ownership in the table is based on approximately 18,316,231 shares of our common stock outstanding as of March 31, 2007. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their shares of our common stock. Unless otherwise indicated, each beneficial owner listed below maintains a mailing address of c/o Vyyo Inc., 6625 The Corners Parkway, Suite 100, Norcross, Georgia, 30092.

        The number of shares beneficially owned by each stockholder is determined under the rules of the Securities and Exchange Commission and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of our common stock over which the stockholder has sole or shared voting or investment power and those shares of our common stock that the stockholder has the right to acquire within 60 days after March 31, 2007 through the exercise of any stock option or otherwise. The "Percentage Owned" column treats as outstanding all shares underlying such options held by the stockholder, but not shares underlying options held by other stockholders.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage Owned
The Goldman Sachs Group Inc.(2)	5,152,282	23.62% (3)
Goldman, Sachs & Co. 85 Broad Street New York, New York 10004
Gilder, Gagnon, Howe & Co. LLC(4) 1775 Broadway, 26th Floor New York, New York 10019	2,198,521	12.00%
Sedna Capital Management LLC(5) 200 Park Avenue, 33rd Floor New York, New York 10166	1,177,440	6.43%
Syntek Capital A.G.(6) Zugspitzstrasse 15 Pullach, Germany 82049	972,675	5.31%
Davidi Gilo(7)	5,582,724	28.83%
Margaret A. Bellville	3,125	*
Ronn Benatoff(8)	58,750	*
Lewis Broad(9)	125,973	*
Neill H. Brownstein(10)	173,853	*
James A. Chiddix(11)	10,416	—
Avraham Fischer	103,544	*
John P. Griffin	121,877	*
Samuel L. Kaplan	169,505	*
Alan L. Zimmerman	167,020	*
Wayne H. Davis(12)	—	—
Arik Levi	139,000	*
Avner Kol	167,398	*

Tashia L. Rivard	36,666	*
Walter Ungerer	40,416	*
Amir Hochbaum(13)	81,250	*
Andrew P. Fradkin(14)	—	—
All current directors and executive officers as a group (15 persons)	6,900,267	33.82%

*
Less than 1%.

(1)
Includes shares that may be acquired by the exercise of stock options granted under our stock option plans within 60 days after March 31, 2007. The number of shares subject to stock options exercisable within 60 days after March 31, 2007 for each of the directors and named executive officers is shown below:

Davidi Gilo	1,049,999
Margaret A. Bellville	3,125
Ronn Benatoff	58,750
Lewis Broad	88,544
Neill H. Brownstein	107,293
James A. Chiddix	10,416
Avraham Fischer	98,543
John P. Griffin	98,543
Samuel L. Kaplan	98,543
Alan L. Zimmerman	96,876
Wayne H. Davis	—
Arik Levi	139,000
Avner Kol	167,398
Tashia L. Rivard	36,666
Walter Ungerer	30,416
Amir Hochbaum	81,250
Andrew P. Fradkin	—
Directors and executive officers as a group	2,165,362
(2)
The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. ("Goldman") reported that it has shared voting and dispositive power over all of its shares of our common stock. All information regarding Goldman is based solely on the Schedule 13G (Amendment No. 1) filed by Goldman with the Securities and Exchange Commission on February 12, 2007, and other information of which we are aware following the closing of the convertible note financing with Goldman on March 28, 2007. Includes 3,500,000 shares that may be acquired upon Goldman's conversion of our outstanding 5% Convertible Note due March 27, 2012.

(3)
Under the terms of the $35,000,000 5% Convertible Note we delivered to Goldman on March 28, 2007, Goldman does not have the right to convert any portion of the Convertible Note into shares of our common stock to the extent that after giving effect to such conversion and taking into account all other shares of common sock beneficially owned by Goldman, Goldman would beneficially own more than 14.8% of our outstanding common stock.

(4)
Gilder, Gagnon, Howe & Co. LLC ("Gilder") reported that it has shared dispositive power over all of its shares of our common stock. All information regarding Gilder is based solely on the

  Schedule 13G (Amendment No. 3) filed by Gilder with the Securities and Exchange Commission on February 14, 2007.

(5)
Sedna Capital Management LLC ("Sedna") reported that it has shared voting and dispositive power over all of its shares of our common stock. All information regarding Sedna is based solely on the Schedule 13G (Amendment No. 1) filed by Sedna with the Securities and Exchange Commission on February 14, 2007.

(6)
Syntek Capital AG ("Syntek") reported that it has sole dispositive power over all of its shares of our common stock. All information regarding Syntek is based solely on the Schedule 13D filed by Syntek with the Securities and Exchange Commission on July 21, 2004.

(7)
Includes (a) 3,605,766 shares held by the Gilo Family Trust U/A/D 1/18/91, of which Davidi Gilo is the sole trustee; (b) 345,000 shares held by Mr. Gilo individually; (c) 5,420 shares held by Harmony Management, Inc., of which Mr. Gilo and a trust for his benefit are the sole shareholders; (d) 18,206 shares held by the Gilo Family Partnership, L.P., a limited partnership of which Harmony Management, Inc. is the general partner and Mr. Gilo, Shamaya Gilo and three trusts for the benefit of Mr. Gilo's children, Adi, Elad and Yael Gilo, are the limited partners; (e) 95,000 shares held by the Gilo Family Foundation, a not-for-profit corporation of which Mr. Gilo is the trustee; and (f) 170,000 shares held by the Winds of Change Foundation, Inc., a not-for-profit corporation of which Shamaya Gilo is the trustee and with which Mr. Gilo has entered into a voting trust agreement pursuant to which he has the exclusive right to vote such shares. Mr. Gilo has sole voting and dispositive power with respect to all of the shares held by the Gilo Family Trust U/A/D 1/18/91, by Mr. Gilo individually, by Harmony Management, Inc., by the Gilo Family Partnership, L.P., the Gilo Family Foundation and by the Winds of Change Foundation. Mr. Gilo has sole dispositive power with respect to all of the shares held by the Gilo Family Trust U/A/D 1/18/91, by Mr. Gilo individually, by Harmony Management, Inc., by the Gilo Family Partnership, L.P. and the Gilo Family Foundation, subject to the rights of Shamaya Gilo to the proceeds from the sale of 440,039 of those shares and to elect a distribution of said 440,039 shares to her, on or after the earlier of (i) July 1, 2008; or (ii) the sale by Mr. Gilo of his California residence, pursuant to a marital settlement agreement. Excludes 81,649 shares held in three trusts for the benefit of Mr. Gilo's children, Adi, Elad and Yael Gilo, as to which Mr. Gilo has no voting or investment power. Mr. Gilo disclaims beneficial ownership of such shares.

(8)
Mr. Benatoff disclaims beneficial ownership of the shares held by Syntek. See description of Mr. Benatoff's relationship with Syntek above in "Directors and Executive Officers—Independence of Directors—Determination of Mr. Benatoff's Independence."

(9)
Includes 37,429 shares held by Blue Heron I, LLC, of which Mr. Broad has the sole investment and voting power.

(10)
Includes 66,560 shares held by the Neill and Linda Brownstein Living Trust ATA 12/18/02, of which Mr. Brownstein and his spouse are the trustees and beneficiaries.

(11)
Mr. Chiddix became a member of our board of directors on March 21, 2007, and did not beneficially own any shares of our common stock as of March 31, 2007.

(12)
Mr. Davis became our Chief Executive Officer on March 21, 2007, and did not beneficially own any shares of our common stock as of March 31, 2007.

(13)
Mr. Hochbaum resigned effective March 8, 2007. The number of shares reported as beneficially owned by Mr. Hochbaum as of March 31, 2007 is set forth in Mr. Hochbaum's separation agreement. Mr. Hochbaum may exercise the reported options through June 8, 2007.

(14)
Mr. Fradkin resigned effective February 17, 2006. As of March 31, 2007, Mr. Fradkin had exercised all of his vested options.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table for 2006

        This table summarizes the compensation for the named executive officers. The "named executive officers" are our Chief Executive Officer, Chief Financial Officer, our three most highly compensated officers who were serving as officers as of December 31, 2006, and Messrs. Hochbaum and Fradkin, each of whom would have been one of our three most highly compensated officers other than the Chief Executive Officer and Chief Financial Officer had he been serving as an officer as of December 31, 2006.

Name and Principal Position	Year	Salary ($)(1)		Bonus	Option Awards ($)(2)		All Other Compensation ($)		Total ($)
Davidi Gilo Chief Executive Officer and Chairman	2006	$389,286		—	$1,680,990		$19,869	(3)	$2,090,145
Arik Levi(4) Chief Financial Officer	2006	$175,464		$50,000	$246,420		$64,041	(5)	$535,925
Avner Kol Chief Operating Officer	2006	$250,000		—	$359,187		$12,502	(6)	$621,689
Tashia L. Rivard General Counsel and Secretary	2006	$185,417		$36,877	$148,705		$6,190	(7)	$377,189
Walter Ungerer Vice President Corporate Communications and Investor Relations	2006	$140,000		—	$114,725		$52,415	(8)	$307,140
Amir Hochbaum(4) Former Senior Vice President, Research, Development and Operations	2006	$193,120		—	$276,734		$136,952	(9)	$606,806
Andrew P. Fradkin Former General Counsel and Secretary	2006	$97,044	(10)	$50,000	$27,380	(11)	$129,163	(12)	$303,587

(1)
For named executive officers in the United States, includes salary deferred under the Vyyo Inc. 401(k) Savings Plan, and for named executive officers in Israel, includes employee insurance coverage mandated by Israeli law (which may be used, in the discretion of the employee, for life insurance, savings or a mix of both).

(2)
Amounts shown in this column do not reflect the compensation actually received by the named executive officer. Instead, these amounts represent the compensation costs we recognized as an expense in 2006 for financial accounting purposes. The amounts shown exclude the effects of estimated forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2006 were determined in accordance with SFAS 123(R). For additional valuation assumptions, see Note 10 "Significant Accounting Policies—Employee Stock-Based Compensation" to our annual Consolidated Financial Statements for the year ended December 31, 2006. The awards for which expense is shown in this table include the awards described in the "Grants of Plan-Based Awards" table appearing below, as well as awards granted in prior years for which we continued to recognize expense in 2006. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the compensation expense that we recognize.

(3)
Includes $18,267 for group health insurance and $1,602 for life insurance premiums paid by us.

(4)
Compensation paid to Messrs. Levi and Hochbaum was in New Israeli Shekels (NIS). For purposes of reporting the compensation in United States dollars in this table, we converted the monthly compensation earned in NIS into United States dollars using the prevailing exchange rate as of the last day of each month during 2006, since we pay salaries to our Israeli employees once a month at the end of each month.

(5)
Includes $1,866 for group health insurance; $13,920 of deposits made by us as required by Israeli law for amounts payable to Israeli employees upon termination of employment; $12,533 of deposits made by us as required by Israeli law for educational funds; $17,005 for payout of accrued but unused vacation; and $18,717 for automobile lease paid by us.

(6)
Includes $10,844 for group health insurance and $1,658 for life insurance premiums paid by us.

(7)
Includes $4,765 for group health insurance and $1,425 for life insurance premiums paid by us.

(8)
Includes $10,844 for group health insurance; $1,371 for life insurance premiums paid by us; and $40,200 in compensation cost related to Mr. Ungerer's exercise of a stock option granted at a discount from the market price of our common stock on the date of grant.

(9)
Includes $4,340 for group health insurance; $15,321of deposits made by us as required by Israeli law for amounts payable to Israeli employees upon termination of employment; $6,478 for payout of accrued but unused vacation; $13,794 of deposits made by us as required by Israeli law for educational funds; $16,770 for automobile lease paid by us; and a $27,882 severance payment and a $52,367 severance provision related to Mr. Hochbaum's resignation announced in November 2006 (with an effective date of March 8, 2007).

(10)
Mr. Fradkin resigned effective as of February 25, 2006. Mr. Fradkin provided consulting services to us through December 31, 2006. Of the salary reported, $55,044 relates to his service as an employee and $42,000 relates to his service as a consultant.

(11)
Mr. Fradkin resigned effective as of February 25, 2006. Under the terms of Mr. Fradkin's separation agreement, all of Mr. Fradkin's outstanding options continued to vest through December 31, 2006 (with any unvested options being forfeited as of that date), and he was entitled to exercise all vested options for 90 days after December 31, 2006.

(12)
Includes $110,000 related to Mr. Fradkin's termination of employment, $18,267 for group health insurance and $896 for life insurance premiums paid by us.

        Certain of the above benefits are provided pursuant to the terms of employment agreements with certain of the named executive officers. For a description of employment agreements and offer letters for certain of our named executive officers, please see "—Employment Agreements, Termination of Employment and Change-in-Control Arrangements" below.

Grants of Plan-Based Awards

        The following table summarizes the grants of stock options that we made to the named executive officers in 2006.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise Price of Option Awards ($/Sh)(1)		Grant Date Fair Value of Option Awards(2)
Davidi Gilo	2/10/2006	900,000	(3)		$5.22		$2,538,000	(4)
Arik Levi	2/10/2006 11/9/2006	90,000 24,000	(5) (6)	$ $	5.22 3.55	$ $	282,600 39,003
Avner Kol	2/10/2006 11/9/2006	93,000 80,000	(5) (6)	$ $	5.22 3.55	$ $	288,835 130,000
Tashia L. Rivard	6/29/2006	80,000	(7)		$6.22		$227,773
Walter Ungerer	—	—			—		—
Amir Hochbaum	2/10/2006	50,000	(5)		$5.22		$157,001
Andrew P. Fradkin	—	—			—		—

(1)
The exercise price of each option grant during 2006 was the closing price of our common stock on the respective date of grant.

(2)
Amounts shown in this column represent the fair value of each option grant made in 2006 on the date of grant computed in accordance with SFAS 123(R), excluding the effects of estimated forfeitures related to service-based vesting conditions. For additional valuation assumptions, see Note 10 "Significant Accounting Policies—Employee Stock-Based Compensation" to our annual Consolidated Financial Statements for the year ended December 31, 2006. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the compensation expense that we recognize.

(3)
The options granted to Mr. Gilo vest as follows:

(a)
300,000 shares vested upon the closing of the $25,000,000 financing with Goldman, Sachs & Co completed in March 2006.

(b)
300,000 shares vest when the per share price of our common stock closes at or above $10.44 for a period of any 22 (consecutive or non-consecutive) trading days, so long as Mr. Gilo remains an employee or consultant on the 22nd day of such period.

(c)
300,000 shares vest when the per share price of our common stock closes at or above $15.66 for a period of any 22 (consecutive or non-consecutive) trading days, so long as Mr. Gilo remains an employee or consultant on the 22nd day of such period.

(4)
We recorded stock-based compensation expenses of $750,000 for the year ended December 31, 2006 related to the 300,000 options granted to Mr. Gilo that vested upon the closing of the financing in 2006. We also recorded stock-based compensation expenses of $199,000 for the year ended December 31, 2006, in connection with the 600,000 stock options granted to Mr. Gilo which vest based on the closing price of our common stock. We determined these stock-based compensation expenses based on the binomial valuation method.

(5)
The options granted to Messrs. Levi, Kol and Hochbaum on February 10, 2006 vest in equal monthly installments over 48 months.

(6)
The options granted to Messrs. Levi and Kol on November 9, 2006 are fully vested.

(7)
The options granted to Ms. Rivard vest in equal monthly installments over 48 months.

Outstanding Equity Awards at Fiscal Year-End

        The table below sets forth details concerning outstanding option awards as of December 31, 2006 made in prior years to the named executive officers, including the expiration date, the option exercise price and the number of shares of common stock underlying the grants both exercisable and unexercisable.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)		Option Expiration Date
Davidi Gilo	666,667 — — — 300,000 — —	133,333 — — — — — —	(2)	— 125,000 125,000 125,000 — 300,000 300,000	(3) (4) (5) (6) (7)	$ $ $ $ $ $ $	3.92 7.50 7.50 7.50 5.22 5.22 5.22	8/12/2008 3/21/2010 3/21/2010 3/21/2010 2/9/2016 2/9/2016 2/9/2016
Arik Levi	9,375 26,875 41,666 — — — 18,750 24,000	625 3,125 8,334 — — — 71,250 —	(8) (9) (2) (10)	— — — 20,000 20,000 20,000 — —	(3) (4) (5)	$ $ $ $ $ $ $ $	2.27 2.90 3.92 7.50 9.00 10.50 5.22 3.35	3/25/2008 5/13/2008 8/12/2008 3/21/2010 3/21/2010 3/21/2010 2/9/2011 11/8/2011
Avner Kol	34,166 — — — 19,378 80,000	5,834 — — — 73,622 —	(11) (10)	— 20,000 20,000 20,000 — —	(3) (4) (5)	$ $ $ $ $ $	3.40 7.50 9.00 10.50 5.22 3.35	7/29/2008 3/21/2010 3/21/2010 3/21/2010 2/9/2011 11/9/2011
Tashia L. Rivard	14,166 10,000	25,834 70,000	(12)	— —		$ $	6.75 6.22	8/10/2005 6/28/2011
Walter Ungerer	20,833 4,375 —	19,167 5,625 10,000	(13)	— — —		$ $ $	7.17 7.44 0.10	11/16/2009 3/21/2010 8/10/2010
Amir Hochbaum(14)	62,500 10,416	87,500 39,584		— —		$ $	7.34 5.22	4/18/2010 2/9/2011
Andrew P. Fradkin(15)	42,708	—		—			$3.40	7/29/2008

(1)
Unless otherwise noted, all options have five-year terms with vesting as follows: 25% of the option is vested and becomes exercisable beginning one year after date of grant with the remaining vesting in equal monthly installments over the next 36 months.

(2)
These options granted on August 12, 2003 vest and become exercisable in equal monthly installments over 48 months.

(3)
These options granted on March 21, 2005 vest and become exercisable when the per share price of our common stock closes at or above $15.00, for a period of 10 (consecutive or non-consecutive) trading days out of any 30 consecutive trading days, so long as the optionee remains an employee or consultant on the 10th day of such period.

(4)
These options granted on March 21, 2005 vest and become exercisable when the per share price of our common stock closes at or above $17.50, for a period of 10 (consecutive or non-consecutive) trading days out of any 30 consecutive days, so long as the optionee remains an employee or consultant on the 10th day of such period.

(5)
These options granted on March 21, 2005 vest and become exercisable when the per share price of our common stock closes at or above $20.00, for a period of 10 (consecutive or non-consecutive) trading days out of any 30 consecutive trading days, so long as optionee remains an employee or consultant on the 10th day of such period.

(6)
These options granted on February 9, 2006 have a 10-year term and vest and become exercisable when the per share price of our common stock closes at or above $10.44 for a period of any 22 (consecutive or non-consecutive) trading days, so long as Mr. Gilo remains an employee or consultant on the 22nd day of such period.

(7)
These options granted on February 9, 2006 have a 10-year term and vest and become exercisable when the per share price of our common stock closes at or above $15.66 for a period of any 22 (consecutive or non-consecutive) trading days, so long as Mr. Gilo remains an employee or consultant on the 22nd day of such period.

(8)
These options granted on March 25, 2003 vest and become exercisable in equal monthly installments over 48 months.

(9)
These options granted on May 13, 2003 vest and become exercisable in equal monthly installments over 48 months.

(10)
These options granted on February 10, 2006 vest and become exercisable in equal monthly installments over 48 months.

(11)
These options granted on July 29, 2003 vest and become exercisable in equal monthly installments over 48 months.

(12)
These options granted on June 29, 2006 vest and become exercisable in equal monthly installments over 48 months.

(13)
These options granted on August 10, 2005 vest and become exercisable on December 10, 2007.

(14)
Mr. Hochbaum resigned effective March 8, 2007. Pursuant to his separation agreement, Mr. Hochbaum currently holds 81,250 vested options which he may exercise through June 8, 2007. All remaining outstanding but unvested options have been forfeited.

(15)
Mr. Fradkin resigned effective February 17, 2006. Pursuant to his separation agreement, Mr. Fradkin could exercise all vested options through March 31, 2007.

Option Exercises

        The following table sets forth information regarding the number of shares of our common stock acquired by the named executive officers upon exercise of stock options during the fiscal year ended December 31, 2006 and the aggregate dollar amount realized on the exercise date for such options computed by multiplying the number of shares acquired by the difference between the market value of the shares on the exercise date and the exercise price of the options.

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Davidi Gilo	293,333	$850,666
Arik Levi	—	—
Avner Kol	—	—
Tashia L. Rivard	—	—
Walter Ungerer	10,000	$40,200	(1)
Amir Hochbaum	—	—
Andrew P. Fradkin	—	—

(1)
The value reported for Mr. Ungerer is included in Mr. Ungerer's compensation in the Summary Compensation Table above, under the column "All Other Compensation."

Nonqualified Deferred Compensation

        We have adopted a qualified retirement plan designed to meet the requirements of Section 401(k) of the Internal Revenue Code of 1986. The Vyyo Inc. 401(k) Plan is a defined contribution plan. These types of plans are commonly described by the method by which employees make elective contributions to the plan. If an employee's employment is terminated, he or she may be able to receive a portion or all of his or her contributed amounts based on the vested percentage. Employees are 100% vested in rollover contributions, qualified non-elective contributions, regular contributions and any earnings thereon.

        Loans are made available to qualifying employees on a reasonably equivalent basis. However, loans may not be made to an eligible employee who makes a rollover contribution and who has not satisfied the plan's age, service and entry date requirements. Loans are not considered distributions and are not subject to federal or state income taxes, provided they are repaid as required. While the employee must pay interest on his/her loan, both the principal and interest are deposited in his/her account. While employed, an employee may withdraw a certain amount of his or her pre-tax and rollover contributions upon specified instances of financial hardship, and may withdraw all or any portion of his or her pre-tax and rollover account after attaining the age of 59 1/2. An employee may withdraw all or any portion of his or her after-tax account at any time for any reason.

Securities Authorized for Issuance under Equity Compensation Plans

        The following chart sets forth certain information as of December 31, 2006, with respect to our three stock option plans: 1996 Equity Incentive Plan, 1999 Employee and Consultant Equity Incentive Plan and the 2000 Plan. Currently, we only grant stock options under our 2000 Plan.

        Each of our plans has been approved by our stockholders. The number of shares reserved for issuance under the 2000 Plan automatically increases on January 1st of each year by the lesser of

(i) 1,000,000 shares, or (ii) 10% of the number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	6,215,013	$5.36 per share	1,559,167
Equity compensation plans not approved by security holders	—	—	—
Total	6,215,013	$5.36 per share	1,559,167

Compensation Discussion and Analysis

  Compensation Philosophy and Objectives

        The Compensation Committee of our board of directors believes that compensation of our executive officers should:

  •
  encourage creation of stockholder value and achievement of strategic corporate objectives;

  •
  integrate compensation with our annual and long-term corporate objectives and strategy, and focus executive behavior on the fulfillment of those objectives;

  •
  provide a competitive total compensation package that enables us to attract and retain, on a long-term basis, qualified personnel;

  •
  provide a total compensation opportunity that is competitive with companies in our core industry, taking into account relative company size, performance and geographic location, as well as individual responsibilities and performance;

  •
  align the interests of management and stockholders and enhance stockholder value by providing management with longer-term incentives through equity ownership by management; and

  •
  provide fair compensation consistent with internal compensation programs.

        Our Compensation Committee recognizes that there are many intangibles involved in evaluating performance and in motivating performance, and that determining an appropriate compensation level is a highly subjective endeavor. The analysis of the Compensation Committee is not based upon a structured formula and the objectives referred to above are not weighted in any formal manner.

        Our Compensation Committee is composed of three of our non-employee directors who do not participate in our compensation plans. The Compensation Committee has authority to engage attorneys, advisors and consultants, including executive compensation consultants, to solicit input from management concerning compensation matters, and to delegate any of its responsibilities to one or more directors or members of management where it deems such delegation appropriate and permitted under applicable law. The Committee has not used the services of any compensation consultants in determining or recommending the amount of form of executive compensation.

  Implementing Our Objectives

        Role of Compensation Committee and Our Chief Executive Officer.    Our Compensation Committee approves, administers and interprets our executive compensation and benefits policies, including our

2000 Plan. Our Compensation Committee evaluates the performance of our Chief Executive Officer and determines his compensation in light of the goals and objectives of our compensation program. Our Chief Executive Officer and our Compensation Committee together assess the performance of our other executive officers and determine their compensation, based on initial recommendations from the Chief Executive Officer.

        Our Compensation Committee believes that determinations relative to executive compensation levels are best left to the discretion of the Compensation Committee. In addition to the experience and expertise of the Compensation Committee's members and their familiarity with our performance and the performance of our executive officers, the Compensation Committee is able to draw on the experience of other directors and on various legal and accounting executives employed by us, and the Compensation Committee has access to the wealth of readily available public information relative to structuring executive compensation programs and setting appropriate compensation levels. The Compensation Committee also believes that the structure of our executive compensation programs should not become overly complicated or difficult to understand.

        Equity Grant Practices.    A new executive officer generally is granted a stock option under our 2000 Plan at the next Compensation Committee meeting following commencement of employment or promotion to executive officer status. We do not have a program that provides for additional grants to executive officers on an annual basis. Rather, the Compensation Committee, based on management's recommendation, may grant a current executive officer an additional stock option based on the performance of that executive officer. The exercise price of any stock options awarded to our executive officers generally is the closing price of our common stock on the date of grant. Stock options are granted at regularly-scheduled quarterly meetings of our Compensation Committee. These meetings are scheduled in advance, and we do not coordinate the timing of equity award grants with the release of financial results or other material announcements by us. In 2005, we granted one of our executive officers (who was not an executive officer at the time) a stock option at a discount to the closing price of our common stock on the date of grant. This stock option was a one-time grant, and we do not have any present plans to grant stock options to any of our executive officers at prices less than the closing price of our common stock on the date of grant. We have not repriced or replaced options at lower exercise prices, and we have no current intent to do so.

        Tax Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to our Chief Executive Officer and each of the next four most highly compensated executive officers. To maintain flexibility in compensating our executive officers in a manner designed to promote varying corporate goals, our Compensation Committee has not adopted a policy requiring all executive compensation to be deductible.

        Stock Ownership Guidelines.    Although our Compensation Committee considers an executive officer's total equity ownership when determining whether an additional grant of equity is warranted, we have not currently adopted stock ownership guidelines.

  Key Elements of Executive Compensation

        Our executive officers' compensation currently includes three primary components: base salary, cash bonus and equity-based incentive awards. In addition, we provide our executive officers a variety of benefits that are available generally to all salaried employees.

        Base Salary.    Base salaries are designed to attract and retain qualified personnel by providing a consistent cash flow throughout the year as compensation for acceptable levels of performance of day-to-day responsibilities. Base salaries for our executive officers are established based on the scope of their responsibilities, their performance and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data we review for similar positions and the overall market demand for those executive officers at the time of hire. Our Compensation Committee reviews salaries on an annual basis. At such time, the Compensation Committee may change each executive officer's salary based on the individual's contributions and responsibilities over the prior 12 months and any change in competitive market pay levels.

        In 2006, the Compensation Committee increased the base salary of our Chief Financial Officer after considering Mr. Levi's job performance, internal pay alignment and equity and marketplace competitiveness.

        Bonus.    The Compensation Committee also evaluates the performance and sets discretionary bonuses payable to executive officers, subject to any applicable employment agreements. In 2006, the Compensation Committee awarded cash bonuses to our Chief Financial Officer, current General Counsel and former General Counsel as reflected in the Summary Compensation Table above.

        Equity-Based Incentive Awards.    The Compensation Committee administers equity-based incentive awards, such as stock option grants, that are made to our executive officers under our 2000 Plan. The Compensation Committee believes that by providing those persons who have substantial responsibility for our management and growth with an opportunity to increase their ownership of our stock, the best interests of our stockholders and executive officers will be closely aligned. Therefore, executive officers may become eligible to receive equity-based incentive awards when the Compensation Committee performs its annual review, although these awards may be granted at other times in recognition of exceptional achievements. As is the case when the amounts of base salary and initial equity awards are determined, the Compensation Committee conducts a review of all components of an executive officer's compensation when determining whether an additional grant of equity is warranted to ensure that the executive's total compensation conforms to our overall philosophy and objectives. In 2006, the Compensation Committee approved grants of stock options to executive officers as set forth in the Grants of Plan Based Awards table above. The number of shares underlying stock options granted to executive officers in 2006 was based on the Compensation Committee's knowledge of the total compensation paid to an executive and an assessment of the executive's responsibilities and performance.

        Under our 2000 Plan, we may grant restricted stock, restricted stock awards and stock appreciation rights. In 2006, the Compensation Committee granted only stock options and did not grant restricted stock, restricted stock awards or stock appreciation rights to any of our employees, including executive officers. The Compensation Committee, in its discretion, may in the future elect to make such grants to our executive officers if it deems it advisable.

        Termination Based Compensation Under Employment Agreements and Offer Letters.    Our executive officers are parties to employment agreements and offer letters, as described below under "Employment Agreements, Termination of Employment and Change-in-Control Arrangements." We have no current plans to make changes to any employment agreements or offer letters, except as required by law or as required to clarify the benefits to which our executive officers are entitled.

        These employment agreements and offer letters generally provide for severance payments and acceleration of vesting of equity-based awards upon termination of employment under the circumstances described below under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements." These agreements are designed both to attract executives as we compete for talented employees in a marketplace where such protections are routinely offered and to retain executives and provide continuity of management in the event of an actual or threatened change in control.

        Other Compensation.    All of our full-time employees, including our executive officers, may participate in our health programs, such as medical, dental and vision care coverage, and our 401(k) and life and disability insurance programs. These benefits are designed to provide our executive officers and eligible employees a competitive total compensation package that enables us to attract and retain qualified personnel.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

        Other than as described below, we have no written employment agreements governing the length of service of our executive officers, or any severance or change of control agreements with our executive officers. Each of our executive officers (including each officer who serves under an employment agreement or offer letter) serve on an at-will basis.

  Davidi Gilo

        2006 Employment Agreement.    In February 2006, we entered into a new employment agreement with Mr. Gilo, our Chairman of the Board and former Chief Executive Officer, which replaced and superseded his prior employment agreement (the "2006 Gilo Agreement"). The 2006 Gilo Agreement was for a three-year term, with automatic renewals thereafter for terms of one year each, subject to termination upon prior notice by either party. In exchange for 30 hours of services per week, Mr. Gilo received an annual base salary of $400,000. Mr. Gilo was eligible to participate in bonus plans that may be adopted by our board of directors and was entitled to receive an additional bonus based on his performance and our performance each year as determined by our board of directors or Compensation Committee. In addition, Mr. Gilo was eligible for additional stock options that the Compensation Committee deemed appropriate, and he accrued 30 days of paid vacation for each 12 months of employment.

        Under the 2006 Gilo Agreement, if Mr. Gilo was terminated without "Cause" (as defined in his agreement), all of Mr. Gilo's unvested options would vest immediately and he would receive a severance payment equal to the greater of (a) the full amount of compensation that he could have expected under his employment agreement (without bonus) through the end of the term; or (b) 18 months of his then-current salary without bonus. If Mr. Gilo was terminated without Cause after the initial three-year term, all of Mr. Gilo's unvested options would vest immediately and he would receive a severance payment of 18 months of his then-current salary without bonus. If we terminated Mr. Gilo for Cause, Mr. Gilo would receive a severance payment equal to three months of his then-current salary without bonus. If Mr. Gilo voluntarily terminated his employment, he would receive a severance payment of nine months of his then current salary without bonus.

        2007 Amended and Restated Employment Agreement.    On March 21, 2007, Wayne H. Davis became our new Chief Executive Officer. As a result of this change in management, on April 5, 2007, the Compensation Committee approved an Amended and Restated Employment Agreement for Mr. Gilo (the "2007 Gilo Agreement"). The term of the 2007 Gilo Agreement is three years from the effective date of the 2006 Gilo Agreement, with automatic renewals thereafter for terms of one year each, subject to termination upon prior notice by either party. In exchange of 20 hours of services per week, Mr. Gilo will receive an annual base salary of $200,000. Mr. Gilo is eligible to participate in bonus plans that may be adopted by our board of directors and is entitled to receive an additional bonus based on his performance and our performance each year as determined by our board of directors or Compensation Committee. In addition, Mr. Gilo may become entitled to additional stock options that the Compensation Committee deems appropriate, and he accrues 30 days of paid vacation for each 12 months of employment.

        If we terminate the 2007 Gilo Agreement without "Cause" (as defined in the agreement), all of Mr. Gilo's unvested options would vest immediately and he would receive a severance payment equal to the greater of (a) the full amount of the compensation that he could have expected under the 2007 Gilo Agreement (based on his total compensation (salary and bonus) earned in 2007), through the end of the term; or (b) the full amount of the compensation that he could have expected under the 2007 Gilo Agreement for 18 months (based on his total compensation (salary and bonus) earned in 2007). If we terminate the 2007 Gilo Agreement without Cause after the initial three-year term, all of Mr. Gilo's unvested options would vest immediately and he would receive a severance payment equal to the full amount of the compensation that he could have expected under the 2007 Gilo Agreement for 18 months (based on his total compensation (salary and bonus) earned in 2007). If we terminate the 2007 Gilo Agreement for Cause, we must pay Mr. Gilo a severance payment equal to the full amount of the compensation that he could have expected under the 2007 Gilo Agreement for three months (based on his total compensation (salary and bonus) earned in 2007). If Mr. Gilo voluntarily terminates the 2007 Gilo Agreement, we must pay Mr. Gilo a severance fee equal to the amount of the compensation that he could have expected under this Agreement for nine months (based on his total compensation (salary and bonus) earned in 2007).

        Wayne H. Davis.    On March 21, 2007, we entered into an employment agreement with Mr. Davis, who will serve as our new Chief Executive Officer (the "Davis Agreement"). Mr. Davis replaces Davidi Gilo, who continues to serve as our Chairman of the Board.

        The Davis Agreement is for a three-year term, with automatic one-year renewals, subject to termination upon prior notice by either party. Mr. Davis will receive an annual base salary of $300,000, which will be reviewed on or before December 31, 2007 and thereafter based on Mr. Davis' services and our financial results. Mr. Davis may become eligible to receive an annual cash bonus up to $300,000 based on performance objectives to be agreed to by Mr. Davis and our Board of Directors. We also granted Mr. Davis a stock option to purchase 600,000 shares of our common stock subject to standard vesting for new employees: 25% vest at the one year anniversary of the grant with the remaining vesting in equal monthly installments for the next 36 months. The exercise price of the stock options is $6.31, the closing price of our common stock on March 21, 2007. Mr. Davis accrues 30 days of paid vacation for each calendar year during the term of his agreement.

        If we terminate his employment without "Cause" (as defined in the Davis Agreement), (a) before the first anniversary of his employment, we must pay Mr. Davis severance equal to six months of his annual salary (without bonus), (b) after the first anniversary of his employment but on or before the second anniversary of his employment, we must pay Mr. Davis severance equal to nine months of his annual salary (without bonus), and (c) after the second anniversary of his employment, we must pay Mr. Davis severance equal to 12 months of his annual salary (without bonus).

        If Mr. Davis' employment is terminated upon a "Change of Control" (as defined in the Davis Agreement), Mr. Davis shall be entitled to (a) in lieu of the severance described in the foregoing paragraph, severance equal to his annual salary plus 100% of his annual target bonus in effect during the year in which a Change of Control occurs; (b) immediate vesting of all unvested stock options; and (c) continuation of life, health, disability, vision, hospitalization, dental and other insurance coverage for one year for Mr. Davis and his spouse and dependent children. If upon a Change of Control Mr. Davis is offered employment by our successor with responsibilities substantially similar to those in the Davis Agreement and Mr. Davis does not accept the offer, 33.3% of Mr. Davis' stock options will immediately vest. If upon a Change of Control Mr. Davis accepts employment by our successor with responsibilities substantially similar to those in the Davis Agreement, 33.3% of Mr. Davis' stock options will immediately vest. If Mr. Davis terminates his employment for Good Reason (as defined in the Davis Agreement) with our successor on or after the six-month anniversary of his employment, all remaining stock options held by Mr. Davis will immediately vest.

        Avner Kol.    Effective November 1, 2005, we named Avner Kol as the Chief Operating Officer. Mr. Kol's offer letter provides that he will receive an annual salary of $250,000 and will be eligible for our standard benefit package, including 20 days of paid time off. Beginning February 1, 2006 and during each year that Mr. Kol remains an employee, he, his spouse and his dependent children are entitled to one round trip coach class air ticket to Israel at our expense. Upon Mr. Kol's termination for any reason, he may be entitled to receive the reasonable cost of moving expenses from Atlanta, Georgia to Israel up to $12,000. In addition, if Mr. Kol is terminated without cause, he will be entitled to a severance payment equal to the sum of (a) three months salary (without bonus); and (b) one month salary for every 12-month period of employment, not to exceed six months salary.

        Tashia L. Rivard.    Under the terms of Ms. Rivard's offer letter, Ms. Rivard is paid a base salary of $200,000 and will be eligible for our standard benefit package, including 20 days of paid time off. In the event we terminate Ms. Rivard without Cause or if Ms. Rivard terminates her employment for Good Reason (each as defined in the offer letter), we must pay Ms. Rivard a severance payment equal to three months base salary (without bonus) and the costs to relocate to California (up to a maximum of $10,000)

        Walter Ungerer.    Under the terms of Mr. Ungerer's offer letter, Mr. Ungerer is paid a base salary of $140,000 and he may become eligible for an annual bonus of 25% of his base salary, subject to the discretion of our Chief Executive Officer. Mr. Ungerer did not receive a bonus in 2006.

Separation Agreements

        Andrew P. Fradkin.    On February 17, 2006, we entered into a separation agreement and release with Mr. Fradkin, our former General Counsel and Secretary, which became effective February 25, 2006. In connection with his separation, we paid Mr. Fradkin a total one-time payment of $110,000. Between February 18, 2006 and December 31, 2006, Mr. Fradkin provided consulting services to us. In exchange for these services, we paid Mr. Fradkin a total of $42,000 and $1,295.55 per month, constituting the cost of health insurance premiums for the term of his consulting. During his consulting period, Mr. Fradkin's outstanding stock options continue to vest according to their terms. Mr. Fradkin was allowed to exercise his options that vested on or before December 31, 2006 (and only the vested options) no later than March 31, 2007. We also paid Mr. Fradkin a $50,000 bonus upon the closing of our $25 million financing in March 2006.

Potential Payments Upon Termination

        The following table sets forth an estimate of the dollar amounts potentially payable to the named executive officers upon a termination of employment. The amounts listed below describe the potential payments and benefits triggered by a termination of employment of a named executive officer for various reasons (as applicable for each named executive officer), in each case assuming the employment of the named executive officers was terminated on December 31, 2006. Our Compensation Committee could, in its discretion, determine to award the named executive officers additional compensation in these situations, which cannot be determined at this time.

Potential Payments Upon Termination

        The following table sets forth an estimate of the dollar amounts potentially payable to our current named executive officers upon a termination of employment. The amounts listed below describe the potential payments and benefits triggered by a termination of employment of a named executive officer by us for various reasons (as applicable for each named executive officer), in each case assuming the employment of the named executive officer was terminated on December 31, 2006. Our Compensation

Committee could, in its discretion, determine to award a named executive officer additional compensation in these situations, the amounts of which, if any, cannot be determined at this time.

Name and Termination Event	Cash Severance Payment		Acceleration of Stock Options	Other Compensation			Total Termination Benefits
Davidi Gilo(1) Termination Without Cause Termination For Cause Voluntary Termination	$ $ $	866,666 99,999 299,997	$4,991,426 — —		— — —		$ $ $	5,850,092 99,999 299,997
Arik Levi(2) Termination Without Cause Voluntary Termination	$ $	64,085 30,955					$ $	64,085 30,955
Avner Kol Termination Without Cause Termination by Death or Disability		$104,167 —	— —	$ $	12,000 12,000	(3)	$ $	116,167 12,000
Tashia L. Rivard Termination Without Cause or for Good Reason		$50,000	—		$10,000	(4)		$60,000
Walter Ungerer		—	—		—			—

(1)
Amounts reported for Mr. Gilo are those set forth in the 2006 Gilo Agreement, which was effective on December 31, 2006. On April 5, 2007, we amended and restated the 2006 Gilo Agreement (see "—Employment Agreements, Termination of Employment and Change-in-Control Arrangements").

(2)
In addition to the amounts reported in the table, as required by Israeli law, we have contributed $72,710 to a third party severance fund on behalf of Mr. Levi during his term of employment with us. If we terminate Mr. Levi's employment without cause or if he voluntarily terminates, this amount will be paid to Mr. Levi in accordance with Israeli law and practices.

(3)
Under Mr. Kol's offer letter, if he is terminated for any reason other than for "Cause" (as defined in his offer letter), we must pay up to a maximum of $12,000 for relocation costs from Georgia, United States to Israel.

(4)
Under Ms. Rivard's offer letter, if she is terminated without "Cause" or if she terminates for "Good Reason" (each as defined in her offer letter), we must pay up to a maximum of $10,000 for relocation costs from Georgia to California.

Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee currently consists of Messrs. Broad, Kaplan and Zimmerman. No member of our Compensation Committee is or has been an officer or employee of us nor any of our subsidiaries. In addition, no member of our Compensation Committee had any relationships with us or any other entity that require disclosure under the proxy rules and regulations of the Securities and Exchange Commission.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed with management the information provided under the heading "—Compensation Discussion and Analysis." Based on this review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in our report on Form 10-K and proxy statement on Schedule 14A.

Respectfully submitted,
Lewis Broad, Chairman
Samuel L. Kaplan
Alan L. Zimmerman

PROPOSAL NO. 2
APPROVAL OF FIFTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE MAXIMUM SIZE OF BOARD OF DIRECTORS

General

        Our board of directors has approved an amendment to Section (b) of the Fifth Article of our Fourth Amended and Restated Certificate of Incorporation ("Certificate of Incorporation") that would change the maximum size of our board of directors from 10 to 12. Our board of directors believes that the proposed amendment is in the best interests of us and our stockholders.

Proposed Amendment to the Certificate of Incorporation

        If the amendment is approved by our stockholders, the Fifth Amended and Restated Certificate of Incorporation will be amended by replacing the first sentence of Section (b) of the Fifth Article with the following:

        "The Board of Directors shall consist of not less than one nor more than twelve members, the exact number of which shall be fixed by the Board of Directors."

Reasons for the Proposed Amendment

        The Fifth Article of our Certificate of Incorporation provides for a "classified" or "staggered" board of directors; that is, the directors are divided into three classes, as nearly equal in size as is possible. With a classified board, one class of directors is elected annually, and each class serves for a three-year term.

        A classified board was, and is, widely viewed as discouraging proxy contests for the election of directors, or acquisitions of substantial blocks of stock, by a person or group seeking to acquire control of a company. This is because the extended term of directors could operate to prevent the acquisition of control of the board of directors in a relatively short period of time. The board of directors also believes a classified board of directors promotes stability and continuity among a company's directors. The proposed amendment to the Fifth Article would not change our classified board of directors.

        The Fifth Article of our Certificate of Incorporation presently provides that the board of directors may not have less than one nor more than 10 members, as fixed by resolution of our board of directors. Our board of directors has varied in size between seven, eight and nine members, with the three classes of board members generally varying between two and three members each depending on the size of the overall board of directors. If the stockholders approve this Proposal No. 2 at the Annual Meeting, the board of directors will consist of 10 members, with three members in each class, and the board of directors will be able to add up to three additional members by resolution without having to seek additional approval from our stockholders. Any additional members that are added to the board of directors would be placed in the classes so that the classes are nearly equal in size as possible.

        Our board of directors believes that it is advisable to have the flexibility at any time to increase the size of the board of directors to 12 members, while retaining the classified nature of the Board. We may from time-to-time consider acquisitions and mergers in which it may be desirable to provide that certain directors or officers of the acquired or merged company will serve on our board of directors after completion of the transaction. In addition, the board of directors also may wish to engage in future director recruiting efforts in our ongoing endeavors to add to the existing experience and expertise represented on our board of directors, which would facilitate our visibility and presence in our core business segment.

        Although we do not have a present plan, agreement or understanding involving the election of additional persons to our board of directors, other than as described in Proposal No. 1, the board of directors believes that having the authority at any time to increase the size of the board to 12 will provide necessary flexibility in pursuing these various opportunities.

        The proposed amendment would not change the provisions of the Fifth Article of the Certificate of Incorporation governing the filling of vacancies on the board of directors. Any vacancy, including any that might arise from an increase in the size of the board of directors after adoption of the proposed amendment, can be filled by a vote of a majority of the remaining directors. When the board of directors elects directors to fill these vacancies, the board must elect them in such a manner as to keep the three classes as nearly equal in size as is possible. A director who is elected by the board of directors to fill a vacancy holds office for the reminder of the term of the class to which he or she has been elected.

Vote Required

        Approval of the proposal requires the affirmative vote of a majority of the issued and outstanding shares of our common stock.

Your Board of Directors Recommends that You Vote
FOR Approval of Fifth Amended and Restated Certificate of Incorporation
to Increase the Maximum Size of our Board of Directors

PROPOSAL NO. 3
APPROVAL OF THE FOURTH AMENDED AND RESTATED 2000 EMPLOYEE AND
CONSULTANT EQUITY INCENTIVE PLAN

        In March 2007, the board of directors approved an amendment to the Third Amended and Restated 2000 Employee and Consultant Equity Incentive Plan (the "2000 Plan"), subject to approval by our stockholders at the Annual Meeting. The following summary of the principal features of the 2000 Plan is qualified by reference to the terms of the 2000 Plan, the full text of which is set forth as Appendix B, and is substantially in the form in which it will take effect if this Proposal No. 3 is approved by the stockholders.

Description of Amendment

        The amendment to the 2000 Plan approved by the board of directors and submitted for stockholder approval consists of (a) an increase in the number of shares of common stock available for issuance under the 2000 Plan by 1,000,000 shares, to 11,340,088; and (b) an increase in the amount of the automatic, annual increases in the number of shares available thereunder (the "evergreen" provisions) on January 1 of each year to an amount equal to the lesser of (i) 1,500,000 shares, or (ii) 10% of the number of outstanding shares on the last day of the immediately preceding fiscal year.

The amendment also would change the date of automatic grants of options to non-employee directors currently provided in the 2000 Plan from the date immediately following the annual meeting of stockholders to the date of the annual meeting of stockholders.

2000 Plan

        The 2000 Plan was initially adopted by the board of directors and approved by our stockholders on November 22, 1999. The board of directors subsequently amended and restated the 2000 Plan on February 2, 2000 (the "First Amendment"), on January 17, 2001 (the "Second Amendment") and on January 20, 2005 (the "Third Amendment"). The First Amendment was approved by our stockholders on February 2, 2000. The Second Amendment was approved by our stockholders on May 8, 2001. The Third Amendment was approved by our stockholders on March 15, 2005.

        Our board of directors believes that the availability of award grants under the 2000 Plan enhances our ability to attract, motivate and retain the caliber of directors, officers, other employees, advisors and consultants necessary for our future growth and success. As a result of prior grants of stock options and restricted stock under the 2000 Plan to our directors, officers and other employees, our board of directors has determined that this number is insufficient to maintain the 2000 Plan as an incentive device. Our board of directors also believes that increasing the number of shares of common stock available will help us to achieve our goals by keeping our incentive compensation program competitive with those of comparable companies.

        The 2000 Plan provides for the award or sale of shares of our common stock (including restricted stock) and for the grant of both incentive stock options ("ISOs") to purchase common stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options ("NSOs") to purchase common stock that do not qualify for such treatment under the Code. All of our employees (including officers) and directors and any independent contractor who performs services to us are eligible to purchase shares of common stock and to receive awards of shares or grants of NSOs. Only employees are eligible to receive grants of ISOs. As of December 31, 2006, 136 employees were eligible to be considered for the grant of options for the award or sale of shares of common stock under the 2000 Plan, including six executive officers and nine non-employee directors.

        The 2000 Plan also permits the award of shares of common stock pursuant to stock appreciation rights ("SARs"), limited SARs, restricted stock, deferred stock, and performance shares. An award may consist of one arrangement or benefit or two or more of them in tandem or in the alternative. Under the 2000 Plan, awards covering no more than 80% of the shares reserved for issuance under the plan may be granted to any participant in any one year.

        A total of 10,340,088 shares of common stock currently are reserved for issuance under the 2000 Plan. If any option granted under the 2000 Plan expires or is forfeited for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional option grants. As of April 2, 2007, we had outstanding options to purchase an aggregate of 6,651,568 shares of common stock (with exercise prices ranging from $0.10 to $10.50 per share, with a weighted average per share exercise price of $5.48) under the 2000 Plan, and had 591,635 shares available for future issuance under the 2000 Plan. The market value of our common stock was $7.68 per share, the closing price of our common stock on the record date.

Administration

        Our Compensation Committee has been designated as the plan administrator of the 2000 Plan. Subject to the limitations set forth in the 2000 Plan, the Compensation Committee has the authority to interpret the 2000 Plan and to determine, among other things, to whom awards may be granted or issued, the number of shares, the term during which an option may be exercised and the rate at which the options may be exercised and other awards may vest.

Terms of Options and Other Awards

        The term of any option granted under the 2000 Plan is fixed by the Compensation Committee, but may not be exercisable more than 10 years after the date such option is granted; provided, however, that if an employee owns more than 10% of the combined voting power of all classes of our stock and is granted an ISO, the term may not be more than five years from the date of grant.

        The exercise price of each option is established by the Compensation Committee subject to limitations set forth in the 2000 Plan, and in no event may be less than the par value of our common stock. The exercise price may not be less than the fair market value of our common stock on the date of grant for grants of ISOs and for grants of NSOs intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. For ISOs granted to a participant who owns more than 10% of the combined voting power of all classes of our stock, the per share exercise price of ISOs must be no less than 110% of the fair market value of the common stock on the date of grant. The exercise price is payable in cash or, in certain circumstances, shares of our common stock or, to the extent not prohibited by law, other forms of consideration. The 2000 Plan also allows an optionee to pay the exercise price by means of a broker-assisted "cashless exercise."

        Options are exercisable at such time and subject to such terms and conditions as the Compensation Committee may determine. The Compensation Committee may provide at the time of grant, in its sole discretion, that any option may be exercisable only in installments, and the Compensation Committee may waive such installment exercise provisions at any time, in whole or in part, based on such factors as it may determine, in its sole discretion, including but not limited to in connection with any "change in control" (as defined in the award agreement evidencing such option).

        SARs and limited SARs may be granted under the 2000 Plan either alone or in conjunction with all or part of any stock option granted under the 2000 Plan. A SAR granted under the 2000 Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value at the date of exercise of a share of common stock over a specified price fixed by the Compensation Committee.

        Free standing SARs are exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee at or after grant. Related SARs may be exercisable only at such time or times and to the extent that the options to which they relate shall be exercisable; provided, however, that a related SAR granted in connection with an ISO may be exercisable only if and when the fair market value of the common stock subject to the ISO exceeds the exercise price of such option. Notwithstanding the above, no free standing or related SARs may be exercisable during the first six months of its term, except that this additional limitation does not apply in the event of a participant's death or disability prior to the expiration of such six-month period.

        A limited SAR granted under the 2000 Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the change in control price of a share of common stock over a specified price fixed by the Compensation Committee. A limited SAR may only be exercised within the 30-day period following a change in control.

        Restricted stock, deferred stock and performance shares may be granted under the 2000 Plan. The Compensation Committee determines the purchase price, performance period and performance goals, if any, with respect to the grant of restricted stock, deferred stock and performance shares. Participants with restricted stock and performance shares generally have all of the rights of a stockholder. With respect to deferred stock, during the deferral period, subject to the terms and conditions imposed by the Compensation Committee, the deferred stock units may be credited with dividend equivalent rights.

If the performance goals and other restrictions are not attained, the participant will forfeit his or her shares of restricted stock, deferred stock and/or performance shares.

        If we merge or consolidate with another entity in which we are not the surviving corporation, dissolve or liquidate or sell substantially all of our assets, outstanding awards under the 2000 Plan may be assumed or replaced by the successor corporation, if any, or its parent. If the successor corporation or its parent does not assume outstanding awards or substitute equivalent awards, such awards will automatically become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture right.

        The Compensation Committee may amend, suspend or terminate the 2000 Plan at any time, provided, however, that some amendments require approval of our stockholders. Further, no action may be taken which adversely affects any rights under outstanding awards without the holder's consent. The 2000 Plan will terminate in November 2009.

Grants of Stock Options to Non-Employee Directors

        Under the 2000 Plan, each non-employee director receives an initial option to purchase 25,000 shares of common stock on the date on which he or she becomes a director, at fair market value on the date of grant. These options have a 10-year term and vest in four equal annual installments on each of the first four anniversaries of the date of grant. Thereafter, on the date immediately following each annual meeting of our stockholders, each of our non-employee directors receives an annual grant of options to purchase 7,500 shares for each year during such director's term, provided such director has served on the Board of Directors for at least six months on such date. The proposed amendment would change the date of the automatic grant of these 7,500 options to the date of the annual stockholders meeting. These options have a 10-year term and vest immediately upon the date of grant. The foregoing awards of options are granted automatically under the 2000 Plan.

        In addition, non-employee directors are granted an option to purchase 3,125 shares under the 2000 Plan at the time of each regularly scheduled quarterly meeting of our board of directors, except that the Chairman of our Audit Committee is granted an option to purchase 4,375 shares at the time of each regularly scheduled quarterly meeting of our board of directors. These options have a 10-year term and vest immediately upon the date of grant.

Certain Federal Income Tax Consequences of Awards under the 2000 Plan

        The following discussion is for general information only and is based on United States federal income tax laws now in effect, which are subject to change, possibly retroactively. This summary does not discuss all aspects of federal income taxation that may be important to individual plan participants. Moreover, this summary does not address specific state, local or foreign tax consequences. This summary assumes that common stock acquired under the 2000 Plan will be held as a "capital asset" (generally, property held for investment) under the Code.

  Nonqualified Stock Options

        A participant generally will not be subject to federal income taxation upon the grant of a NSO. Rather, at the time of exercise of such NSO, the participant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares acquired upon exercise of an NSO (or upon untimely exercise of an ISO as discussed below) are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as capital gain or loss.

  Incentive Stock Options

        A participant is generally not subject to federal income taxation upon the grant of an ISO or upon its timely exercise. However, a participant may be subject to federal income taxation under the alternative minimum tax rules upon exercise of an ISO. Exercise of an ISO will be timely if made during its term and if the participant remains an employee at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee). Exercise of an ISO will also be timely if made by the legal representative of a participant who dies (a) while in our employ, or (b) within three months after termination of employment (or one year in the case of a disabled employee). The tax consequences of an untimely exercise of an ISO are the same as those applicable to NSOs.

        If stock acquired pursuant to a timely exercised ISO is later disposed of, the participant will, except as noted below with respect to a "disqualifying disposition," recognize capital gain or loss equal to the difference between the amount realized upon such sale and the option exercise price. Under these circumstances, we are not entitled to any deduction for federal income tax purposes in connection with either the exercise of the ISO or the sale of such stock by the participant. If, however, a participant disposes of stock acquired pursuant to the exercise of an ISO prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him upon exercise (a "disqualifying disposition"), generally (a) the participant will realize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the stock at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the option exercise price, and (b) any additional gain recognized by the participant will be subject to tax as capital gain. In such case, we may claim a deduction for federal income tax purposes at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income.

        The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option exercise price will be an item of adjustment for purposes of the alternative minimum tax imposed by Section 55 of the Code.

  Stock Appreciation Rights

        A grant of SARs has no Federal income tax consequences at the time of such grant. Upon the exercise of a SAR, the amount of any cash and the fair market value as of the date of exercise of any shares of common stock received is taxable to the participant as ordinary income. Vyyo will generally be entitled to a deduction at the same time and equal to the amount included in the participant's income. Upon the sale of the shares acquired by the exercise of a SAR, the participant will recognize capital gain or loss (assuming such stock was held as a capital asset) in an amount equal to the difference between the amount realized upon such sale and the fair market value of the stock on the date that governs the determination of his ordinary income.

  Restricted Awards

        In the case of a restricted award, a participant generally will not be subject to Federal income tax upon the grant of such an award, but, rather, the participant will recognize ordinary income in an amount equal to (1) the fair market value of the common stock at the time the shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Code), minus (2) the price, if any, paid by the participant to purchase such stock. Vyyo will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income. However, a participant may elect (not later than 30 days after acquiring such shares) to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by the participant at the time the restrictions lapse. Vyyo will be entitled to a tax deduction at the time when, and to the extent that, income is recognized by the participant. If, however, shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the participant for the forfeited shares, and Vyyo will be deemed to recognize ordinary income equal to the amount of the deduction allowed to Vyyo at the time of the election in respect of such forfeited shares.

  Capital Gain or Loss

        Net capital gain (i.e., generally, capital gain in excess of capital losses) recognized by a participant upon the sale of shares held for more than 12 months will generally be subject to tax at rates preferential to ordinary income rates. Net capital gain recognized from the sale of shares held for 12 months or less will be subject to tax at ordinary income rates.

New Plan Benefits

        The Compensation Committee has not made any determination with respect to future awards under the 2000 Plan, and any allocation of such awards will be made only in accordance with the provisions of the 2000 Plan, including the additional shares of stock that our stockholders are being asked to approve at the Annual Meeting. Because awards under the 2000 Plan are subject to the discretion of the Compensation Committee, awards under the 2000 Plan for the current or any future year are not determinable. Future option exercise prices under the 2000 Plan are not determinable because they will be based upon the fair market value of our common stock on the date of grant. No restricted stock, SARs or other form of awards under the 2000 Plan were awarded in 2006. Our named executive officers received option grants under the 2000 Plan as set forth in this proxy statement in the table at "Executive Compensation—Grants of Plan-Based Awards," and our non-employee directors received option grants under the 2000 Plan as set forth in "Directors and Executive Officers—Director Compensation." Of the persons eligible to receive grants under the 2000 Plan, the following persons received option grants in 2006 as follows:

Name and Position	Number of Options Granted (#)(1)
All current executive officers as a group (five persons)(2)	1,267,000
All employees, including all current officers who are not executive officers, as group	661,500
Non-employee directors (eight persons)(3)	146,875

(1)
All options were granted at an exercise price per share equal to the fair market value on the date of grant.

(2)
Does not include option grants to former executive officers (Messrs. Hochbaum and Fradkin) or Mr. Davis, who joined us on March 21, 2007 as Chief Executive Officer.

(3)
Does not include Mr. Chiddix, who joined us on March 21, 2007 as Vice Chairman of our board of directors.

Registration of Shares

        If approved by the stockholders at the Annual Meeting, we will register the additional shares described in this Proposal No. 3 under the Securities Act of 1933 before any stock options or SARs are exercised and before any restricted stock or restricted stock awards are granted.

Vote Required

        Approval of the Fourth Amended and Restated 2000 Employee and Consultant Equity Incentive Plan requires the affirmative vote of a majority of the shares present and entitled to vote.

Your Board of Directors Recommends a Vote
FOR Approval of the Fourth Amended and Restated 2000 Employee and Consultant Equity Incentive Plan

REPORT OF THE AUDIT COMMITTEE

        The following report of the Audit Committee is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any of our filings.

        The Audit Committee is governed by a written charter that was adopted by the Audit Committee and approved by the board of directors in January 2004. A copy of the charter was included in the proxy statement for the 2004 annual meeting of stockholders. The charter is also available on our website at www.vyyo.com/Investors/Corporate Governance.

        The Audit Committee oversees the financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2006 with management, including a discussion on the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Audit Committee also reviewed with our independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with our independent registered public accounting firm the auditors' independence from us and our management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with the auditors' independence.

        The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for the audit. The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of our internal controls and the overall quality of our financial reporting.

        In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the board of directors, and the board of directors approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission. The Audit Committee and the board of directors also have recommended, subject to stockholder approval, the selection of our independent registered public accounting firm.

Respectfully submitted,
Neill H. Brownstein, Chairman
Lewis S. Broad
Samuel L. Kaplan

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Our Audit Committee has appointed Kesselman & Kesselman CPAs (Isr.), a member of PricewaterhouseCoopers International Limited ("PWC"), as our independent registered public accounting firm for our year ending December 31, 2007, and you are being asked to ratify this appointment. We have engaged PWC as our independent registered public accounting firm since 2001. Representatives of PWC are expected to be present at the Annual Meeting in person or by telephone, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. All of the services described in the table below were pre-approved by our Audit Committee.

        If our stockholders do not ratify the appointment, our Audit Committee will reconsider its appointment of PWC as our independent registered public accounting firm for the year ending December 31, 2007. Even if this appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and that of our stockholders.

Audit Fees

        The following table presents information regarding the fees billed by PWC and affiliated entities for the years ended December 31, 2005 and 2006.

Type of Fees	Fiscal Year Ended December 31, 2005	Fiscal Year Ended December 31, 2006
Audit Fees	$195,000	$195,000
Audit-Related Fees	$2,500	—
Tax Fees	$31,500	$76,529
All Other Fees	$57,999	—

        Audit Fees.    This category includes services provided in connection with the audit of our consolidated financial statements, the review of our quarterly consolidated financial statements and other services that are normally provided in connection with our statutory and regulatory filings.

        Audit-Related Fees.    This category includes services in 2005 related to national review of a Current Report on Form 8-K.

        Tax Fees.    This category includes professional services rendered by PWC and its affiliates for tax compliance, tax advice and tax planning, including the preparation and review of tax returns and the provision of incidental tax advice.

        All Other Fees.    This category includes products and services, other than those reported under the above items, including products and services related to compliance with the Sarbanes-Oxley Act of 2002.

Pre-Approval Policies and Procedures

        The pre-approval policies and procedures of our Audit Committee include the responsibility to review and, in its sole discretion, approve in advance our independent registered public accounting firm's annual engagement letter, including the proposed fees contained therein, as well as all audit and, as set forth in Section 10A(i) of the Securities Exchange Act of 1934, all permitted non-audit engagements and relationships between us and such auditors. It is the Audit Committee's responsibility to review and approve or disapprove all proposed related party transactions (including all transactions required to be disclosed by Item 404 of Regulation S-K of the Securities and Exchange Commission). In addition, the Audit Committee is empowered to review our policies relating to the avoidance of conflicts of interest and review past or proposed transactions between us and members of management, as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets. In the years ended December 31, 2005 and 2006, the Audit Committee followed these guidelines in approving all services rendered by PWC.

Vote Required

        The affirmative vote of a majority of the shares represented and voting on Proposal No. 4, either in person or by proxy, is required to ratify the appointment of PWC as our independent registered public accounting firm for the year ending December 31, 2007.

Your Board of Directors Recommends that You Vote
FOR Ratification of the Appointment of
Kesselman & Kesselman CPAs (Isr.), a Member of PricewaterhouseCoopers International Limited

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        It is our policy that all employees, officers, directors, independent contractors and agents must engage in and promote honest and ethical conduct and must avoid any activity that is or has the appearance of conflicting with our interests. This policy is included in our Code of Conduct and Ethics. We expect our employees, officers, directors, independent contractors and agents to act and make decisions that are in our best interests and we encourage them to avoid situations which present a conflict between our interests and their own personal interests.

        Any related party transaction, other than of our directors and executive officers (whether cash, equity or otherwise) which is delegated to our Compensation Committee, must be reviewed and approved by our Audit Committee. The Audit Committee intends only to approve related party transactions that are in compliance with applicable law, consistent with our corporate governance policies and on terms that are deemed to be fair to us. The following transactions were approved by our Audit Committee in 2006.

Transactions with Entities Related to Davidi Gilo, our Chairman of the Board of Directors

  Harmony Management

        Aircraft.    Our board of directors has authorized the use of charter aircraft for certain business travel subject to certain procedures. In 2006, we were billed $26,686 by an unaffiliated third party management company in connection with several charters of aircraft for business travel purposes. While we chartered the aircraft directly from the management company, the chartered aircraft is leased by Harmony Management, Inc., of which Davidi Gilo and a trust for his benefit are the sole shareholders. Payments made by us to the management company for the aircraft charters were ultimately paid to Harmony Management, after deductions for certain operating costs and charter management fees. At the instruction of Harmony Management, the hourly rate charged by the management company for these charters was substantially less than the standard rate charged by the management company for similar charters to other unaffiliated parties.

        Strategic Investment and Miscellaneous Office Services.    During the year ended December 31, 2006, we reimbursed Harmony Management $10,135 for strategic investment and miscellaneous office services.

        Gilo Family Partnership.    In 2006, we paid rent and administrative support of $12,000 and field labor support services of $36,279 to Harmony Management and an unaffiliated third party, respectively.

Harmony Management is the general partner of the Gilo Family Partnership and Davidi Gilo, Shamaya Gilo and three trusts for the benefit of Davidi Gilo's children are the limited partners of the Gilo Family Partnership.

        Silicon Design Systems.    In 2006 we reimbursed Silicon Design Systems for $43,365 related to management information services provided by an employee of Silicon Design Systems in connection with our maintenance and operation of computer systems.

        Transaction with Avraham Fischer.    Avraham Fischer, a director of our company, is co-managing partner of the law firm of Fischer Behar Chen Well Orion & Co., which represents us on matters relating to Israeli law. In 2006, we were billed $133,000 by Fischer Behar Chen Well Orion & Co..

        Arcadian Networks Inc.    On March 31, 2006, we entered into an equipment purchase agreement with Arcadian Networks, Inc. ("ANI"). Pursuant to this agreement, we sell certain products and services to ANI over a 10-year term. We are required to distribute the products covered by the agreement to ANI on an exclusive basis in a specified territory to identified markets if: (a) ANI makes two payments of $4 million during the first two years of the agreement; (b) ANI meets specified annual minimum product purchase amounts; and (c) ANI's outstanding balances are below specified amounts. Exclusivity after the second year will depend on ANI's meeting the minimum purchase amounts. The agreement does not prohibit us from selling any of our products or services to areas outside of the specified territory. In addition, we may sell our products within the specified territory to end users or resellers other than those engaged in the identified markets. During the year ended December 31, 2006, in addition to the first exclusivity payment of $4,000,000, we received approximately $6,300,000 from ANI from the sale of our products and approximately $243,000 from the sale of services to ANI. Mr. Gilo, our Chief Executive Officer and Chairman of the board of directors, is also the Chairman of the board of directors of ANI and the sole member of the limited liability company that is the general partner of a major stockholder of ANI.

        In August 2006, Clal Industries and Investments, Ltd. ("Clal") invested $20,000,000 in ANI. Avraham Fischer, a director of our company, is co-chief executive officer and a director of Clal. Mr. Fischer does not have a direct equity interest in Clal, however, he is an officer, director and a shareholder of Ganden Holdings Ltd., which is part of the controlling group of IDB Holdings Ltd. Mr. Fischer is Deputy Chairman of IDB Holdings which holds a majority ownership interest in Clal.

        Goldman, Sachs & Co.    Goldman, Sachs & Co. owns more than 10% of our outstanding common stock. In 2006, we paid Goldman Sachs $1,037,013 of interest for outstanding senior and convertible debt issued in March 2006.

        Margaret A. Bellville.    Ms. Bellville provides consulting services to us in her individual capacity for $2,000 per month. In addition, Ms. Bellville is a partner in CarterBaldwin, an executive search firm that has assisted us in the search for and placement of executives and members of our board of directors. In 2006, we were billed $149,776 for these executive searches and placements. Our relationship with CarterBaldwin began early in 2006, prior to Ms. Bellville joining our board of directors.

        We have entered into indemnification agreements with our directors and executive officers containing provisions that may require us, among other things, to indemnify our directors and executive officers against various liabilities that may arise by virtue of their status or service as directors and executive officers, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR 2007 ANNUAL MEETING

        If you would like a proposal to be presented at the annual meeting of stockholders in 2008 and if you would like your proposal to be considered for inclusion in our proxy statement and form of proxy relating to that meeting, you must submit the proposal to us in accordance with Securities and Exchange Commission Rule 14a-8. We must receive your proposal by December 22, 2007 for your proposal to be eligible for inclusion in our proxy statement and form of proxy relating to that meeting. If you would like to present a proposal at our 2007 annual meeting of stockholders (but do not wish to include the proposal in the proxy statement), you must deliver your proposal to us, no earlier than February 10, 2008 and no later than March 11, 2008, unless the date of our 2008 annual meeting of stockholders is more than 30 calendar days before or after May 10, 2008, in which case your notice of a proposal will be timely if we receive it by the close of business on the 10th day following the day we publicly announce the date of the 2008 annual meeting of stockholders or mail notice of the meeting, whichever occurs first.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16 of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. The Securities and Exchange Commission regulations also require these persons to furnish us with a copy of all Section 16(a) reports that they file. Based solely on our review of the copies of the forms furnished to us and written representations from our executive officers and directors, we believe that all Section 16(a) filing requirements were met during the year ended December 31, 2006, except that, due to an administrative error, the quarterly option grant to each non-employee director during our third quarter was filed late on a Form 4 for each such director.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

        As permitted by rules of the Securities and Exchange Commission, only one copy of this proxy statement and the 2006 Annual Report is being delivered to multiple stockholders sharing the same address unless we have received contrary instructions from one or more of the stockholders who share the same address. We will deliver on a one-time basis, promptly upon written or verbal request from a stockholder at a shared address, a separate copy of our proxy statement and the 2006 Annual Report. You can make your request to Vyyo Inc., Attn.: Tashia L. Rivard, General Counsel and Corporate Secretary, 6625 The Corners Parkway, Suite 100, Norcross, Georgia 30092, telephone (678) 282-8000. Stockholders sharing an address who are currently receiving multiple copies of the proxy statement and annual report may instruct us to deliver a single copy of such documents on an ongoing basis. Such instructions must be in writing, must be signed by each stockholder who is currently receiving a separate copy of the documents, must be addressed to Vyyo Inc., Attn.: Tashia L. Rivard, General Counsel and Corporate Secretary, 6625 The Corners Parkway, Suite 100, Norcross, Georgia 30092, and will continue in effect unless and until we receive contrary instructions as provided below. Any stockholder sharing an address may request to receive and instruct us to send separate copies of the proxy statement and annual report to stockholders on an ongoing basis by written or verbal request to Vyyo Inc., Attn.: Tashia L. Rivard, General Counsel and Corporate Secretary, 6625 The Corners Parkway, Suite 100, Norcross, Georgia 30092, telephone (678) 282-8000. We will begin sending separate copies of such documents within 30 days of receipt of such instructions.

ANNUAL REPORT

        Our Annual Report for the year ended December 31, 2006 is being provided to you with this proxy statement. The Annual Report includes our Form 10-K, without exhibits. The Annual Report is not considered proxy soliciting material.

FORM 10-K

        On written request of any record or beneficial stockholders, we will provide, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2006, which includes our consolidated financial statements. Requests should be made in writing and addressed to: Vyyo Inc., Attn.: Tashia L. Rivard, General Counsel and Corporate Secretary, 6625 The Corners Parkway, Suite 100, Norcross, Georgia 30092. We will charge reasonable out-of-pocket expenses if a stockholder of record requests copies of such exhibits.

OTHER MATTERS

        The board of directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the board of directors may recommend.

APPENDIX A

FIFTH ~~FOURTH~~ AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

VYYO INC.

        Vyyo Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

        (a)   The name of the Corporation is Vyyo Inc. The original Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on March 21, 1996 under the name PhaseCom, Inc.

        (b)   This Fifth ~~Fourth~~ Amended and Restated Certificate of Incorporation (the "Fifth ~~Fourth~~ Amended and Restated Certificate of Incorporation") was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

        (c)   The text of the Fourth Certificate of Incorporation of the Corporation is amended and restated in its entirety as follows:

        FIRST:    The name of the Corporation is Vyyo Inc. (hereinafter the "Corporation").

        SECOND:    The address of the registered office of the Corporation in the State of Delaware and County of New Castle is 1313 N. Market Street, Suite 5100, Wilmington, DE 19801. The name of its registered agent at that address is PHS CORPORATE SERVICES, INC.

        THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "DGCL").

        FOURTH:    The total number of shares of stock which the Corporation shall have authority to issue is 50,000,000 shares of common stock, each having a par value of $0.0001, and 5,000,000 shares of preferred stock, each having a par value of $0.001.

        The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the preferred stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the DGCL, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

        ~~Effective at 8:00 a.m. Eastern Daylight Savings Time, on August 1, 2002 (the "Effective Time"), each one (1) share of Common Stock of the Corporation issued and outstanding by virtue of this Fifth Fourth Amended and Restated Certificate of Incorporation, shall be combined into one-third (1/3) of one (1) share of fully paid and nonassessable Common Stock of the Corporation, subject to the treatment of fractional shares interests described below. Following the Effective Time of this amendment, the Corporation will evidence the reverse stock split effected hereby pursuant to procedures adopted by the Corporation.~~

        ~~No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation.~~

        ~~A holder of Common Stock at the Effective Time who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing prices of the Common Stock, as reported in The Wall Street Journal, on the thirty (30) trading days preceding the date that is five (5) trading days before the Effective Time (as adjusted for the reverse stock split effected hereby) or if such prices are not available, the average of the last bid and asked prices of the Common Stock on such days (as adjusted for the reverse stock split effected hereby) or other price determined by the Board of Directors.~~

        FIFTH:    The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

        (a)   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

        (b)   The Board of Directors shall consist of not less than one nor more than twelve ~~ten~~ members, the exact number of which shall be fixed by the Board of Directors. Election of directors need not be by written ballot unless the Bylaws so provide.

        (c)   The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2001 annual meeting; the term of the initial Class II directors shall terminate on the date of the 2002 annual meeting; and the term of the initial Class III directors shall terminate on the date of the 2003 annual meeting. At each succeeding annual meeting of stockholders beginning in 2001, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

        (d)   A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

        (e)   Subject to the terms of any one or more classes or series of preferred stock, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Subject to the rights, if any, of the holders of shares of preferred stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Corporation's then outstanding capital stock entitled to vote generally in the election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Fifth ~~Fourth~~ Amended and Restated Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.

        (f)    In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Fifth ~~Fourth~~ Amended and Restated Certificate of Incorporation, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

        (g)   No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article FIFTH, Section (g) by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

        SIXTH:    The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SIXTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

        The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article SIXTH to directors and officers of the Corporation.

        The rights to indemnification and to the advancement of expenses conferred in this Article SIXTH shall not be exclusive of any other right which any person may have or hereafter acquire under this

Fifth ~~Fourth~~ Amended and Restated Certificate of Incorporation, the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

        Any repeal or modification of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

        SEVENTH:    Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

        EIGHTH:    In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to make, alter, amend, change, add to or repeal the Corporation's Bylaws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation's Bylaws. The Corporation's Bylaws also may be altered, amended, changed, added to or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the shares entitled to vote at an election of directors.

        NINTH:    Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is hereby specifically denied.

        TENTH:    Unless otherwise required by law, special meetings of stockholders, for any purpose or purposes, may be called by either (i) the Chairman, if there be one, (ii) the Board of Directors or (iii) a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers and authority include the power to call such meetings. The ability of the stockholders to call a special meeting of stockholders is hereby specifically denied.

        ELEVENTH:    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Fifth ~~Fourth~~ Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

        IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed on its behalf this            day of                        , 2007.

VYYO INC.
By:
Name:	Davidi Gilo
Title:	Chairman

APPENDIX B

VYYO INC.

FOURTH ~~THIRD~~ AMENDED AND RESTATED
2000 EMPLOYEE AND CONSULTANT EQUITY INCENTIVE PLAN

Section 1.    General Purpose of Plan; Definitions.

        The name of this plan is the Vyyo Inc. Amended and Restated 2000 Employee and Consultant Equity Incentive Plan (the "Plan"). The Plan was adopted by the Board (defined below) and approved by the stockholders of the Company (defined below) on November 22, 1999. The Board subsequently amended and restated the Plan in its entirety on February 2, 2000 (the "First Amendment"), again amended and restated the Plan on January 17, 2001 (the "Second Amendment"), ~~and~~ again amended and restated the Plan on January 20, 2005 (the "Third Amendment") and again amended and restated the Plan on March 15, 2007 (the "Fourth Amendment", and together with the First Amendment, ~~and~~ the Second Amendment, and the Third Amendment, the "Amendments"). The First Amendment was approved by the stockholders of the Company on February 2, 2000. The Second Amendment was approved by the stockholders of the Company on May 8, 2001. The Third Amendment was approved by the stockholders of the Company on March 14, 2005. The Fourth Amendment was approved by the stockholders of the Company on May 10, 2007. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to Participants (defined below) that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company. The Company wishes the issuance of Awards (defined below) to its employees in Israel to conform with the requirements of the Israeli Income Tax Ordinance, and for this purpose the appended document Appendix A amends this Plan to so conform.

        For purposes of the Plan, the following terms shall be defined as set forth below:

        (a)   "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 2 below.

        (b)   "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

        (c)   "Award" means any award under the Plan.

        (d)   "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

        (e)   "Board" means the Board of Directors of the Company.

        (f)    "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

        (g)   "Committee" means any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

        (h)   "Common Stock" means the common stock, par value $0.0001 per share, of the Company.

        (i)    "Company" means Vyyo Inc., a Delaware corporation (or any successor corporation).

        (j)    "Deferred Stock" means the right to receive Shares at the end of a specified deferral period granted pursuant to Section 8 below.

        (k)   "Disability" means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent or Subsidiary by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Administrator that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from returning to the performance of the Participant's work duties for six months or longer. The date of such Disability shall be the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

        (l)    "Eligible Recipient" means an officer, director, employee, consultant or advisor of the Company or of any Parent or Subsidiary.

        (m)  "Employee Director" means any director of the Company who is also an employee of the Company or of any Parent or Subsidiary.

        (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        (o)   "Exercise Price" means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of the Award.

        (p)   "Fair Market Value" as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator in its sole discretion; provided, however, that (i) if the Common Stock is admitted to trading on a national securities exchange, fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on such a sale was reported, (ii) if the Copmmon Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such system on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (iii) if the Common Stock is admitted to quotation on the Nasdaq System but has not been designated as an NMS security, fair market value of a share of Common Stock on any date shall be the average of the highest bid and lowest asked prices of such share on such system on such date or, if no bid and ask prices were reported on such date, on the last date preceding such date on which both bid and ask prices were reported; (iv) in the case of a Limited Stock Appreciation Right, the fair market value of a share of Common Stock shall be the "Change in Control Price" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise.

        (q)   "Incentive Stock Option" means any Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        (r)   "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change in Control" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

        (s)   "Non-Employee Director" means a director of the Company who is not an employee of the Company or of any Parent or Subsidiary.

        (t)    "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

        (u)   "Option" means an option to purchase Shares granted pursuant to Section 6 below.

        (v)   "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

        (w)  "Participant" means (i) any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Deferred Stock, or Performance Shares or any combination of the foregoing, or (ii) any Non-Employee Director who is eligible to receive grants of Options pursuant to Section 6(i) below.

        (x)   "Performance Shares" means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Section 8 below.

        (y)   "Registration Statement" means the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial underwritten public offering of the Common Stock.

        (z)   "Restricted Stock" means Shares subject to certain restrictions granted pursuant to Section 8 below.

        (aa) "Shares" means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 3 and 4, and any successor security.

        (bb) "Stock Appreciation Right" means the right pursuant to an Award granted under Section 7 below to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate Exercise Price of such right or such portion thereof.

        (cc) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

Section 2.    Administration.

        The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3"), by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

        Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant to Eligible Recipients Options, Stock Appreciation Rights or Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing; provided, however, that automatic, nondiscretionary grants of Options shall be made to Non-Employee Directors pursuant to and in accordance with the terms of Section 6(i) below. Except as otherwise provided in Section 6(i) below, the Administrator shall have the authority:

        (a)   to select those Eligible Recipients who shall be Participants;

        (b)   to determine whether and to what extent Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or a combination of any of the foregoing, are to be granted hereunder to Participants;

        (c)   to determine the number of Shares to be covered by each Award granted hereunder;

        (d)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Awards of Restricted Stock or Deferred Stock and the conditions under which restrictions applicable to such Awards of Restricted Stock or Deferred Stock shall lapse, and (ii) the performance goals and periods applicable to Awards of Performance Shares);

        (e)   to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing granted hereunder;

        (f)    to reduce the Exercise Price of any Option to the then current Fair Market Value if the Fair Market Value of the Shares covered by such Option has declined since the date such Option was granted; and

        (g)   the Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

        The Administrator shall have the authority, in its sole discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto); and to otherwise supervise the administration of the Plan.

        All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants.

Section 3.    Shares Subject to Plan.

        The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 11,340,088 ~~8,340,088~~ shares, plus an annual increase to be added on the first day of the Company's fiscal year (beginning 2008~~6~~) equal to the lesser of (i) ~~1,000,000~~ 1,500,000 shares or (ii) ten percent (10%) of the number of outstanding shares of Common Stock on the last day of the immediately preceding fiscal year. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The aggregate number of Shares as to which Options, Stock Appreciation Rights, and Awards of Restricted Stock, Deferred Stock and Performance Shares may be granted to any Participant during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 80% of the Shares reserved for the purposes of the Plan.

        Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that (i) an Option expires or is otherwise terminated without being exercised, or (ii) any Shares subject to any Award of Restricted Stock, Deferred Stock or Performance Shares granted hereunder are forfeited, such Shares shall again be available for issuance in connection with future Awards granted under the Plan. If any Shares have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of an Option and such Shares are returned to the Company in satisfaction of such indebtedness, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

        In the event of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number of Shares reserved for issuance under the Plan, (ii) the kind, number and Exercise Prices of Shares subject to outstanding Options, and (iii) the kind, number and Exercise Prices of Shares subject to outstanding Awards of Restricted Stock, Deferred Stock and Performance Shares, in each case as may be determined by the Administrator, in its sole discretion, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest whole share, as determined by the Committee. An adjusted Exercise Price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right related to any Option.

Section 4.    Corporate Transactions

        (a)    Assumption or Replacement of Awards by Successor.    In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants); (ii) a dissolution or liquidation of the Company; (iii) the sale of substantially all of the assets of the Company; or (iv) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation (if any) or Parent thereof, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation or Parent thereof may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to stockholders of the Company (after taking into account the existing provisions of the Awards). The successor corporation or Parent thereof may also issue, in place of outstanding shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) or Parent thereof does not assume or substitute awards, as provided above, pursuant to a transaction described in this Section 4(a), such Awards shall automatically become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such transaction, for all the Shares at the time represented by such Awards. In such event, effective upon the consummation of the transaction, or at such other time and on such conditions as the Board shall determine, all outstanding Awards under the Plan shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its Parent.

        (b)    Other Treatment of Awards.    Subject to any greater rights granted to Participants under the foregoing provisions of this Section 4, in the event of the occurrence of any transaction described in Section 4(a), any outstanding Awards shall be treated as provided in the applicable Award Agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

        (c)    Assumption of Awards by the Company.    The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Award under the Plan in substitution of such other company's award; or (ii) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an award granted under the

Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted approximately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

Section 5.    Eligibility.

        Eligible Recipients shall be eligible to be granted Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients, and the Administrator shall determine, in its sole discretion, the number of Shares covered by each such Award.

Section 6.    Options.

        Options may be granted alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company, in such form as the Administrator shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder.

        The Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

        The Administrator shall have the authority to grant to any officer or employee of the Company or of any Parent or Subsidiary (including directors who are also officers of the Company) Incentive Stock Options, Non-Qualified Stock Options, or both types of Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). Directors who are not also officers of the Company or of any Parent or Subsidiary, consultants or advisors to the Company or to any Parent or Subsidiary may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder.

        Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

        (a)    Option Exercise Price.    The per share Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, (i) in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Common Stock on such date, (ii) in the case of Non-Qualified Stock Options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, be less than 100% of the Fair Market Value of the Common Stock on such date and (iii) in any event, be less than the par value (if any) of the Common Stock. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such Participant, the per share Exercise Price of such Incentive Stock Option (to the extent required at the time of grant by the Code shall be no less than 110% of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.

        (b)    Option Term.    The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

        (c)    Exercisability.    Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the time of grant. The Administrator may provide at the time of grant, in its sole discretion, that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, in its sole discretion, including but not limited to in connection with any "change in control" of the Company (as defined in the Award Agreement evidencing such Option).

        (d)    Method of Exercise.    Subject to Section 6(c), Options may be exercised in whole or in part at any time during the Option period, by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. In addition, payment for Shares purchased pursuant to the Plan may be made, where expressly approved for the Participant by the Committee and where permitted by law:

            (i)  by cancellation of indebtedness of the Company to the Participant;

           (ii)  by surrender of shares of Common Stock that either (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by Participant in the public market;

          (iii)  by waiver of compensation due or accrued to Participant for services rendered;

          (iv)  by tender of property;

           (v)  with respect only to purchases upon exercise of an Option, and provided that a public market for the Common Stock exists: (i) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the aggregate Exercise Price of the Shares so purchased, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward such Exercise Price directly to the Company; or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the aggregate Exercise Price of the Shares so purchased, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward such Exercise Price directly to the Company;

          (vi)  in the case of the exercise of a Non-Qualified Stock Option, in the form of Restricted Stock or Performance Shares subject to an Award hereunder (based, in each case, on the Fair Market Value of the Common Stock on the date the Option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Common Stock may be authorized only at the time of grant. If payment of the Exercise

  Price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the Shares received upon the exercise of such Option shall be restricted in accordance with the original terms of the Restricted Stock Award or Performance Shares Award in question, except that the Administrator may direct that such restrictions shall apply only to that number of Shares equal to the number of shares surrendered upon the exercise of such Option.

         (vii)  by any combination of the foregoing or

        (viii)  by any other form of consideration permitted by applicable law.

        A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the Shares subject to the Option only after the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 11(b).

        The Administrator may require the surrender of all or a portion of any Option granted under the Plan as a condition precedent to the grant of a new Option. Subject to the provisions of the Plan, such new Option shall be exercisable at the Exercise Price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Option is granted. Consistent with the provisions of Section 162(m), to the extent applicable, upon their surrender, Options shall be canceled and the Shares previously subject to such canceled Options shall again be available for future grants of Options and other Awards hereunder.

        (e)    Loans.    The Company or any Parent or Subsidiary may make loans available to Option holders in connection with the exercise of outstanding Options, as the Administrator, in its sole discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Option holders in favor of the Company or any Parent or Subsidiary, (ii) be subject to the terms and conditions set forth in this Section 6(e) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest at the applicable Federal interest rate or such other rate as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the aggregate Exercise Price less the par value (if any) of the Shares covered by the Option, or portion thereof, exercised by the holder, and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal and/or interest and the conditions upon which the loan will become payable in the event of the holder's termination of service to the Company or to any Parent or Subsidiary shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, Shares having an aggregate Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its sole discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

        (f)    Non-Transferability of Options.    Except under the laws of descent and distribution, the Participant shall not be permitted to sell, transfer, pledge or assign any Option, and all Options shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that the Participant shall be permitted to transfer one or more Non-Qualified Stock Options to a trust controlled by the Participant during the Participant's lifetime for estate planning purposes.

        (g)    Termination of Employment or Service.    If a Participant's employment with or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary terminates by reason of his or her death, Disability or for any other reason, the Option may thereafter be exercised to the extent provided in the Award Agreement evidencing such Option, or as otherwise determined by the Administrator.

        (h)    Annual Limit on Incentive Stock Options.    To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company or of any Parent or Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

        (i)    Automatic Grants of Options to Non-Employee Directors.    The Company shall grant Non-Qualified Stock Options to Non-Employee Directors pursuant to this Section 6(i), which grants shall be automatic and nondiscretionary and otherwise subject to the terms and conditions set forth in this subsection (i) and the terms of the Plan (the "Automatic Non-Employee Director Options"). Each Non-Employee Director who first becomes a director of the Company following the Effective Date (as defined in Section 12) shall be automatically granted a Non-Qualified Stock Option to purchase 25,000 Shares (an "Initial Option"). Each Non-Employee Director shall be automatically granted a Non-Qualified Stock Option to purchase 7,500 Shares (the "Annual Options") on the date ~~immediately following~~ of the Company's annual meeting of stockholders; provided, however, that he or she is then a director of the Company and, provided, further, that as of such date, such director shall have served on the Board for at least the preceding six (6) months.

        The term of each Automatic Non-Employee Director Option shall be ten (10) years, and the Exercise Price purchasable under an Automatic Non-Employee Director Option shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant, provided, however, in no event shall the Exercise Price purchasable under an Automatic Non-Employee Director Option be less than the par value (if any) of the Common Stock. The Initial Options shall vest and become exercisable in four equal annual installments on each of the first four anniversaries of the date of grant. The Annual Options shall be 100% vested and fully exercisable as of the date of grant.

        In the event that the number of Shares available for grant under the Plan is not sufficient to accommodate the Automatic Non-Employee Director Options, then the remaining Shares available for Automatic Non-Employee Director Options shall be granted to Non-Employee Directors on a pro-rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board and/or the stockholders of the Company to increase the number of Shares that may be issued under the Plan or through cancellation or expiration of Awards previously granted hereunder.

Section 7.    Stock Appreciation Rights and Limited Stock Appreciation Rights.

        Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights or Limited Stock Appreciation Rights shall be made; the number of Shares to be awarded, the Exercise Price (or, in the case of a Limited Stock Appreciation Right, the "Change in Control" price), and all other conditions of Stock Appreciation Rights and Limited Stock Appreciation Rights. The provisions of Stock Appreciation Rights and Limited Stock Appreciation Rights need not be the same with respect to each Participant.

        Stock Appreciation Rights and Limited Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

        (a)    Awards.    The prospective recipient of a Stock Appreciation Right or Limited Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement evidencing the Award (a "Stock Appreciation Right Agreement" or "Limited Stock Appreciation Right Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Participants who are granted Stock Appreciation Rights or Limited Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.

        (b)    Exercisability.

            (i)  Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant's death or Disability prior to the expiration of such six-month period.

           (ii)  Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 6 above and this Section 7 of the Plan; provided, however, that a Related Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the Exercise Price of such Option; provided, further, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant's death or Disability prior to the expiration of such six-month period.

          (iii)  Limited Stock Appreciation Rights shall only be exercised within the 30-day period following a "Change in Control" (as defined by the Administrator in the Limited Stock Appreciation Right Agreement evidencing such right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 6 above and this Section 7 of the Plan.

        (c)    Payment Upon Exercise.

            (i)  Upon the exercise of a Free Standing Stock Appreciation Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of Shares (or any combination of cash and Shares) equal in value to the excess of the Fair Market Value as of the date of exercise over the per share Exercise Price specified in the Free Standing Stock Appreciation Right (which Exercise Price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant) multiplied by the number of Shares in respect of which the Free Standing Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

           (ii)  A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of Shares (or any combination of cash and Shares) equal in value to the excess of the Fair Market Value as of the date of exercise over the per share Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

          (iii)  Upon the exercise of a Limited Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash equal in value to the excess of the "Change in Control Price" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock Share as of the date of exercise over (A) the per share Exercise Price specified in the related Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the per share Exercise Price specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of Shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

        (d)    Non-Transferability.

            (i)  Free Standing Stock Appreciation Rights shall be transferable only when and to the extent that an Option would be transferable under Section 6(f) of the Plan.

           (ii)  Related Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Option would be transferable under Section 6(f) of the Plan.

          (iii)  Limited Stock Appreciation Rights shall be transferable only when and to the extent that an Option would be transferable under Section 6(f) of the Plan.

        (e)    Termination of Employment or Service

            (i)  In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

           (ii)  In the event of the termination of employment or service of a Participant who has been granted one or more Related Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

          (iii)  In the event of the termination of employment or service of a Participant who has been granted one or more Limited Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

        (f)    Term.

            (i)  The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

           (ii)  The term of each Related Stock Appreciation Right shall be the term of the Option to which it relates, but no Related Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

          (iii)  The term of each Limited Stock Appreciation Right shall be fixed by the Administrator, but no Limited Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

Section 8.    Restricted Stock, Deferred Stock and Performance Shares.

        Awards of Restricted Stock, Deferred Stock or Performance Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Awards of Restricted Stock, Deferred Stock or Performance Shares shall be made; the number of Shares to be awarded; the Exercise Price, if any, to be paid by the Participant for the acquisition of Restricted Stock, Deferred Stock or Performance Shares; the Restricted Period (as defined in Section 8(b)) applicable to Awards of Restricted Stock or Deferred Stock; the performance objectives applicable to Awards of Deferred Stock or Performance Shares; and all other conditions of the Awards of Restricted Stock, Deferred Stock and Performance Shares. Subject to the requirements of Section 162(m) of the Code, as applicable, the Administrator may also condition the grant of the Award of Restricted Stock, Deferred Stock or Performance Shares upon the exercise of Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of the Awards of Restricted Stock, Deferred Stock or Performance Shares need not be the same with respect to each Participant. In the sole discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 6(e) of the Plan with respect to the exercise of Options.

        (a)    Awards and Certificates.    The prospective recipient of Awards of Restricted Stock, Deferred Stock or Performance Shares shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement evidencing the Award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement" or "Performance Shares Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in Section 8(b), (i) each Participant who is granted an Award of Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award.

        The Company may require that the stock certificates evidencing Restricted Stock or Performance Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock or Performance Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

        With respect to Awards of Deferred Stock, at the expiration of the Restricted Period, stock certificates in respect of such Shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the number of Shares covered by the Deferred Stock Award.

        (b)    Restrictions and Conditions.    The Awards of Restricted Stock, Deferred Stock and Performance Shares granted pursuant to this Section 8 shall be subject to the following restrictions and conditions:

            (i)  Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing any such Award, during such period as may be set by the Administrator commencing on the date of grant (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Deferred Stock or Performance Shares awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the

  Participant's termination of employment or service as a director, consultant or advisor to the Company or any Parent or Subsidiary, the Participant's death or Disability or the occurrence of a "change in control" as defined in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, evidencing such Award.

           (ii)  Except as provided in Section 8(c)(i), the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock or Performance Shares during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to Shares subject to Awards of Deferred Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of Shares covered by Awards of Deferred Stock shall be paid to the Participant. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such Awards of Restricted Stock, Deferred Stock or Performance Shares except as the Administrator, in its sole discretion, shall otherwise determine.

          (iii)  The rights of Participants granted Awards of Restricted Stock, Deferred Stock or Performance Shares upon termination of employment or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary terminates for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing such Awards.

Section 9.    Amendment and Termination.

        The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant's consent, or that, without the approval of the stockholders (as described below), would:

        (a)   except as provided in Section 3 of the Plan, increase the total number of Shares reserved for issuance under the Plan;

        (b)   change the class of officers, directors, employees, consultants and advisors eligible to participate in the Plan; or

        (c)   extend the maximum Option period under Section 6(b) of the Plan.

        Notwithstanding the foregoing, stockholder approval under this Section 9 shall only be required at such time and under such circumstances as stockholder approval would be required under Section 162(m) of the Code or other applicable law, rule or regulation with respect to any material amendment to an employee benefit plan of the Company.

        The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3 of Plan, no such amendment shall impair the rights of any Participant without his or her consent.

Section 10.    Unfunded Status of Plan.

        The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 11.    General Provisions.

        (a)   Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the

Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b)   The Administrator may require each person acquiring Shares to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

        All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

        (c)   Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

        (d)   Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

        (e)   No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 12.    Stockholder Approval; Effective Date of Plan; Effective Date of Amendments.

        (a)   The grant of any Award hereunder shall be contingent upon stockholder approval of the Plan being obtained within 12 months before or after the date the Board adopts the Plan.

        (b)   Subject to the approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the Plan shall be effective as of November 22, 1999.

        (c)   Subject to the approval of the Amendments by the stockholders of the Company within twelve (12) months before or after the date the Amendments are adopted by the Board, the Amendments to the Plan shall be effective as of the first trading day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective (the "Effective Date").

Section 13.    Term of Plan.

        No Option, Stock Appreciation Right, Limited Stock Appreciation Right, or Awards of Restricted Stock, Deferred Stock or Performance Shares shall be granted pursuant to the Plan on or after November 22, 2009, but Awards theretofore granted may extend beyond that date.

APPENDIX A

TO THE

VYYO INC.
FOURTH ~~THIRD~~ AMENDED AND RESTATED 2000 EMPLOYEE AND CONSULTANT
EQUITY INCENTIVE PLAN

1.    General

  1.1.
  This appendix (the "Appendix") is intended to enable the Company to issue Awards in compliance with Amendment no. 132 of the Ordinance (as defined below) and in particular with the provisions of Section 102 and Section 3(i) of the Ordinance, as amended or replaced from time to time.

  1.2.
  Any capitalized term not specifically defined in this Appendix shall have such meaning as is ascribed to it in the Vyyo Inc Fourth ~~Third~~ Amended and Restated 2000 Employee and Consultant Equity Incentive Plan (hereinafter, the "Plan") and shall be construed according to the interpretation given to it in the Plan.

  1.3.
  The provisions of this Appendix shall apply only to Participants who are residents of the state of Israel or those who are deemed to be residents of the state of Israel for the payment of tax.

  1.4.
  The Plan and this Appendix are complementary to each other and shall be deemed a single integrated document. Except as otherwise set forth herein, the terms and conditions of the Plan shall remain unchanged and in full force and effect, and shall govern the grant of Awards to Israeli Employees and to Israeli Non-Employees (as such terms are defined below).

  1.5.
  In the event of any inconsistencies or conflicting provisions between the provisions of the Plan and the provisions of this Appendix, whether explicit or implied, the provisions of this Appendix shall prevail.

2.    Definitions

  2.1.
  "3(i) Award" means an Award granted pursuant to Section 3(i) of the Ordinance to any person who is an Israeli Non-Employee.

  2.2.
  "102 Award" means an Award granted pursuant to Section 102 of the Ordinance to any person who is an Israeli Employee.

  2.3.
  "102 Capital Gain Awards (102 CGA)" means a Trustee 102 Award elected and designated by the Employing Company to qualify for capital gain tax treatment in accodance with the provisions of Section 102(b)(2) of the Ordinance.

  2.4.
  "102 Ordinary Income Award (102 OIA)" means a Trustee 102 Award elected and designated by the Employing Company to qualify for ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

  2.5.
  "Controlling Shareholder" shall have the meaning ascribed to it in Section 32(i) of the Ordinance.

  2.6.
  "Employing Company" shall have the meaning ascribed to it in Section 102(a) of the Ordinance.

  2.7.
  "Israeli Employee" means a person who is a resident of the state of Israel or who is deemed to be a resident of the state of Israel for the payment of tax, and who is an employee or an Office Holder ("Nose Missra") of the Company, or any Parent or Subsidiary of the Company, in each case excluding a person who is a Controlling Shareholder prior to the issuance of the relevant Award or as a result thereof.

  2.8.
  "Israeli Non-Employee" means a person who is a resident of the state of Israel or who is deemed to be a resident of the state of Israel for the payment of tax, and who is (i) a consultant, adviser, service provider of the Company, or any Parent or Subsidiary of the Company, who is not an Israeli Employee, or (ii) a Controlling Shareholder (whether or not an employee of the Company or any Parent or Subsidiary thereof).

  2.9.
  "ITA" means the Israeli Income Tax Authorities.

  2.10.
  "Non-Trustee 102 Award" means an Award granted to an Israeli Employee pursuant to Section 102(c) of the Ordinance, which is not required to be held in trust by a Trustee.

  2.11.
  "Ordinance" means the 1961 Israeli Income Tax Ordinance [New Version], as now in effect or as amended or replaced from time to time.

  2.12.
  "Section 102" means section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as amended or replaced from time to time.

  2.13.
  "Trustee" means any person or entity appointed by the Company, any of its Parents or any of its Subsidiaries, as applicable and approved by the ITA, to serve as a trustee, all in accordance with the provisions of Section 102(a) of the Ordinance.

  2.14.
  "Trustee 102 Award" means an Award granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Participant.

3.    Issuance of Awards

  3.1.
  Without derogating from the provisions of the Plan: (i) Israeli Employees may be granted only 102 Awards; and (ii) Israeli Non-Employees may be granted only 3(i) Awards. In each case, such Awards shall be subject to the terms and conditions of the Ordinance.

  3.2.
  The Employing Company may designate 102 Awards granted to Israeli Employees pursuant to Section 102 as Non-Trustee 102 Awards or as Trustee 102 Awards.

4.    Trustee 102 Awards

  4.1.
  Awards granted pursuant to this Section 4 are intended to constitute Trustee 102 Awards and are subject to the provisions of Section 102 and the general terms and conditions specified in the Plan, except for such provisions of the Plan applying to Awards under a different tax law or regulation.

  4.2.
  Trustee 102 Awards may be granted only to Israeli Employees.

  4.3.
  Trustee 102 Awards shall be classified as either 102 CGA or 102 OIA, subject to the terms and conditions of Section 102 and the provisions of the Plan and this Appendix.

  4.4.
  No Trustee 102 Awards may be granted under this Appendix, unless and until the Employing Company's election of the type of Trustee 102 Awards granted to Israeli Employees, 102 CGA or 102 OIA (the "Election"), is appropriately filed with the ITA.

    After making an Election, the Company may grant only the type of Trustee 102 Awards it has elected (i.e. 102 CGA or 102 OIA), and the Election shall apply to all grants to Participants of Trustee 102 Awards until such Election is changed pursuant to the provisions of Section 102(g) of the Ordinance. The Employing Company may change such Election only after the passage of at least one year following the end of the year during which the applicable Employing Company first granted Trustee 102 Awards in accordance with the previous Election.

    For the avoidance of doubt, such Election shall not prevent the Company from granting Non-Trustee 102 Awards or 3(i) Awards simultaneously with the grant of Trustee 102 Awards.

  4.5.
  The grant of Trustee 102 Awards shall be conditioned upon the approval (or the deemed approval pursuant to the provisions of section 102(a) of the Ordinance) of the Plan, this Appendix and the Trustee by the ITA.

  4.6.
  Trustee 102 Awards may be granted only after the passage of thirty days (or a shorter period as and if approved by the ITA) following the delivery by the appropriate Employing Company to the ITA of a request for approval of the Plan (including this Appendix) and the Trustee according to Section 102.

    Notwithstanding the foregoing paragraph, if within ninety (90) days of delivery of the abovementioned request, the appropriate ITA officer notifies the Employing Company of his or her decision not to approve the Plan or the Trustee, the Awards that were intended to be granted as a Trustee 102 Awards shall be deemed to be Non-Trustee 102 Awards, unless otherwise determined by the ITA officer.

  4.7.
  Anything herein to the contrary notwithstanding, all Trustee 102 Awards granted under this Plan shall be granted or issued to a Trustee. The Trustee shall hold each such Trustee 102 Award, all Shares issued upon exercise thereof, and all other securities received following any exercise or realization of rights, including bonus shares, in trust for the benefit of the Participant in respect of whom such Award was granted. All certificates representing Awards or Shares issued to the Trustee under the Plan shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Awards or Shares are released from the trust.

  4.8.
  With respect to 102 CGA and 102 OIA, the Awards or Shares issued upon the exercise thereof and all rights related to them, including bonus shares, will be held by the Trustee for such period of time as required under Section 102 (currently, at least 24 months (in case of a 102 CGA) and 12 months (in case of a 102 OIA), from the end of the tax year in which such Award was deposited with the Trustee) or a shorter period as approved by the ITA (hereinafter, the "Holding Period"), under the terms set forth in Section 102.

  4.9.
  In accordance with Section 102, the Participant shall not sell, cause the release from trust, or otherwise dispose of, any Trustee 102 Award, any Share issued upon the exercise thereof, or any rights related to them, including bonus shares, until the end of the applicable Holding Period. Notwithstanding the foregoing but without derogating from the provisions of the Plan and the terms and conditions set forth in the Award Agreement, if any such sale, release, or disposition occurs during the Holding Period, then the provision of Section 102, relating to non-compliance with the Holding Period, will apply and all sanctions under Section 102 shall be borne by the Participant.

  4.10.
  Anything herein to the contrary notwithstanding, the Trustee shall not release any Awards which were not already exercised into Shares by the Participant, nor release any Shares issued upon exercise of the Trustee 102 Awards or rights related thereto, including bonus shares, prior to the full payment of the Exercise Price and Participant's tax liability arising from the Trustee 102 Awards which were granted to him or her.

  4.11.
  In the event that the requirements for the Trustee 102 Awards are not met, then the Trustee 102 Awards shall be regarded as Non-Trustee 102 Awards.

  4.12.
  Upon receipt of a Trustee 102 Award, the Participant will sign an Award Agreement under which such Participant will agree to be subject to the trust agreement between the Company and/or its Subsidiaries and the Trustee, stating, inter alia, that the Trustee will be released from any liability in respect of any action or decision duly taken and executed in good faith in relation to this Appendix, or any Trustee 102 Award or Share issued to him or her thereunder.

5.    Non-Trustee 102 Awards

  5.1.
  Awards granted pursuant to this Section 5 are intended to constitute Non-Trustee 102 Awards and are subject to the provisions of Section 102 and the general terms and conditions specified in the Plan, except for such provisions of the Plan applying to Awards granted under a different tax law or regulations.

  5.2.
  Non-Trustee 102 Awards may be granted only to Israeli Employees.

  5.3.
  Non-Trustee 102 Awards that shall be granted pursuant to the Plan may be issued directly to the Israeli Employee or to a trustee appointed by the administrator in his sole discretion. In the event that the Administrator determines that Non-Trustee 102 Awards, and Shares issued upon the exercise thereof, shall be deposited with a trustee, the provisions of Sections 4.7 and 4.10 of this Appendix shall apply, mutatis mutandis.

  5.4.
  In the event that an Israeli Employee who was granted a Non-Trustee 102 Award is an employee of the Company, or any Parent or Subsidiary thereof, such employee will be obligated to provide his employer, upon the termination of his employment for any reason, with a security or guarantee to cover any future tax obligation resulting from the grant, exercise or disposition of the Award or the Shares issuable upon the exercise thereof, in the form satisfactory to such employer in the latter's sole discretion.

6.    3(i) Awards

  6.1.
  Awards granted pursuant to this Section 6 are intended to constitute 3(i) Awards and are subject to the provisions of Section 3(i) of the Ordinance and the general terms and conditions specified the Plan, except for provisions of the Plan applying to Awards granted under a different tax law or regulations.

  6.2.
  3(i) Awards may be granted only to Israeli Non-Employees.

  6.3.
  3(i) Awards that shall be granted pursuant to the Plan may be issued directly to the Israeli Non-Employee or to a trustee appointed by the administrator in his sole discretion. In the event that the Administrator determines that 3(i) Awards, and Shares issued upon the exercise thereof, shall be deposited with a trustee, the provisions of Sections 4.7 and 4.10 of this Appendix shall apply, mutatis mutandis.

7.    The Award Agreement

  The terms and conditions upon which the Awards shall be issued and exercised, shall be as specified in the Award Agreement to be executed pursuant to the Plan and this Appendix. Each Award Agreement shall state, inter alia, the number of Shares to which the Award relates, the type of Award granted thereunder (whether a Trustee 102 Award and if so, whether a 102 CGA or 102 OIA, Non-Trustee 102 Award, or a 3(i) Award), the vesting provisions, the term of the Award, and the exercise price. Any grant of Awards shall be conditioned upon the Participant's undertaking to be subject to the provisions of Section 102 or Section 3(i), as applicable.

8.    Fair Market Value For Israeli Tax Purposes

  Without derogating from Section 1(p) of the Plan and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant of a 102 CGA the Company's Shares are listed on any established stock exchange or a national market system, or if the Company's shares are registered for trading within ninety (90) days following the date of grant of the 102 CGA, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company's shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as applicable.

9.    Exercise of Awards

  Awards shall be exercised in accordance with the provisions of the Plan and the Award Agreement, and when applicable, in accordance with the requirements of Section 102.

10.    Assignability and Sale of Awards

  10.1.
  Notwithstanding any other provision of the Plan to the contrary, no Options, Shares of Restricted Stock, Deferred Stock, Performance Shares, or any right with respect thereto or purchasable thereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect thereto granted to any third party whatsoever, without the prior written consent of the Administrator, and in any event subject to the provisions of the Ordinance. Any purported assignment, transfer, grant of collateral, or pledge of Options, Shares of Restricted Stock, Deferred Stock, Performance Shares or any right with respect thereto or purchaseable thereunder, in contradiction to the provisions of this Section, directly or indirectly, for an immediate effect or for a future one, shall be null and void and cause the applicable Award to immediately expire.

    During the lifetime of the Participant all of such Participant's rights to purchase Shares or to otherwise exercise an Award hereunder shall be exercisable only by the Participant.

  10.2.
  Without derogating from Section 10.1 above, for as long as Awards or Shares purchased upon the exercise thereof are held by the Trustee on behalf of the Participant, all rights of the Participant with respect to such Awards and Shares shall be personal, and may not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

    Any purported assignment, transfer, grant of collateral, or pledge of an Award or Share in contradiction to the provisions of this Section, directly or indirectly, for an immediate effect or for a future one, shall be null and void and cause the Award to expire immediately.

11.    Integration of Section 102 And Tax Assessing Officer's Permit

  11.1.
  With respect to Trustee 102 Awards, the provisions of the Plan, this Appendix and the Award Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer's permit (to the extent that such permit is issued) (the "Permit"), and said provisions and Permit shall be deemed an integral part of the Plan, this Appendix and the Award Agreement.

  11.2.
  Any provision of Section 102 or the Permit which is necessary in order to receive or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan, this Appendix, or the Award Agreement, shall be deemed to have been automatically incorporated into this Appendix and considered binding upon the Company and the Participants who are Israeli Employees or Israeli Non-Employees.

12.    Dividends

  Without derogating from the provisions of the Plan, a Participant shall be entitled to receive dividends with respect to Shares issued upon the exercise of his or her Awards (whether such Shares are held by the Participant or by the Trustee for his or her benefit), in accordance with the provisions of Vyyo Inc.'s Certificate of Incorporation (including all amendments thereto), subject to any applicable taxation on distribution of dividends and, when applicable, subject to the provisions of Section 102.

13.    Tax Consequences

  13.1.
  Any tax arising with respect to the grant or exercise of any Award, the payment for, or disposition of, Shares covered thereby, or from any other event or act in connection therewith (of the Company, its Parents or Subsidiaries, the Trustee or the Participant), shall be borne solely by the Participant. The Company, its Parents, Subsidiaries, and the Trustee shall be entitled to withhold taxes according to the requirements of any applicable laws, rules, and regulations, including withholding taxes at source and particularly regulation 7(b) of the Income Tax Regulations (tax benefits on the issuance of shares to employees) 2003. The Participant shall indemnify the Company, its Parents, Subsidiaries, and the Trustee, as the case may be, and hold each of them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.

  13.2.
  The Administrator or, when applicable, the Trustee shall not be required to release any share certificate to a Participant until all required tax payments have been fully made.

\*/ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. \*/

Proxy—Vyyo Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2007 ANNUAL MEETING OF THE STOCKHOLDERS

MAY 10, 2007

The undersigned stockholder of VYYO INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 20, 2007 and the 2006 Annual Report to Stockholders and hereby appoints Davidi Gilo or Tashia L. Rivard, or either of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Stockholders of VYYO INC. to be held on May 10, 2007 at 1:00 p.m., local time, at Skadden, Arps, Slate, Meagher & Flom LLP, located at Four Times Square, New York, New York 10036, and at any adjournment or adjournments thereof, and to vote all shares of common stock, which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF CLASS I DIRECTORS, FOR THE APPROVAL OF THE FIFTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, FOR THE APPROVAL OF THE FOURTH AMENDED AND RESTATED 2000 EMPLOYEE AND CONSULTANT EQUITY INCENTIVE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF KESSELMAN & KESSELMAN CPAS (ISR), A MEMBER OF PRICEWATERHOUSECOOPERS INTERNATIONAL LIMITED, AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[BAR CODE]

Vyyo Inc.

[B A R C O D E]	MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6		000004	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
	[BAR CODE]

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.		☒
Annual Meeting Proxy Card
\*/ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. \*/

A    Election of Directors—The Board of Directors recommends a vote FOR the nominees listed.

1.	To elect three Class I Directors:
	Nominees:	For	Withhold		For	Withhold		For	Withhold
	01—Davidi Gilo	☐	☐	02—Avraham Fischer	☐	☐	03—James A. Chiddix	☐	☐	+

B    Issues—The Board of Directors recommends a vote FOR the following proposal.

2.	To approve the Fourth Amended and Restated 2000 Employee and Consultant Equity Incentive Plan increasing the number of shares reserved for issuance thereunder and increasing the number of shares reserved for issuance under the Plan's "evergreen" provisions.	For ☐	Against ☐	Abstain ☐	3.	To approve the Fifth Amended and Restated Certificate of Incorporation to increase the maximum size of our Board of Directors from 10 to 12 directors.	For ☐	Against ☐	Abstain ☐
4.	To ratify the appointment of Kesselman & Kesselman CPAs (ISR), a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm for the Company for the year ending December 31, 2007.	☐	☐	☐	5.	To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.
C Non-Voting Items
Change of Address—Please print new address below.	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.	☐

D    Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Date (mm/dd/yyyy)—Please print date below.		Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.
/	/

[BAR CODE]	C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
☐	1 U PX	1 2 7 7 6 1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+

QuickLinks

PROPOSAL NO. 1 ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
PROPOSAL NO. 2 APPROVAL OF FIFTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE MAXIMUM SIZE OF BOARD OF DIRECTORS
PROPOSAL NO. 3 APPROVAL OF THE FOURTH AMENDED AND RESTATED 2000 EMPLOYEE AND CONSULTANT EQUITY INCENTIVE PLAN
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
ANNUAL REPORT
FORM 10-K
OTHER MATTERS
APPENDIX A
FIFTH FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF VYYO INC.
APPENDIX B
VYYO INC. FOURTH THIRD AMENDED AND RESTATED 2000 EMPLOYEE AND CONSULTANT EQUITY INCENTIVE PLAN
APPENDIX A TO THE VYYO INC. FOURTH THIRD AMENDED AND RESTATED 2000 EMPLOYEE AND CONSULTANT EQUITY INCENTIVE PLAN